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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

United Online, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
September     , 2013

TO OUR STOCKHOLDERS:

        NOTICE IS HEREBY GIVEN that a special meeting of stockholders of United Online, Inc. will be held on September     , 2013, at [10:30 A.M.] Pacific time at our principal executive offices located at 21301 Burbank Boulevard, Woodland Hills, CA 91367, for the following purposes:

  •
  to authorize the Board of Directors to effect a reverse stock split of the common stock of United Online, Inc. in a ratio of 1-for-3, 1-for-4, 1-for-5, 1-for-6, or 1-for-7, to be determined by the Board of Directors;

  •
  to approve a corresponding amendment to United Online, Inc.'s Amended and Restated Certificate of Incorporation to effect the reverse stock split and to reduce proportionately the total number of shares of common stock that United Online, Inc. is authorized to issue;

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  to approve the adoption and implementation of the United Online, Inc. 2010 Employee Stock Purchase Plan; and

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  to transact such other business as may properly come before the special meeting or any adjournment or postponement thereof.

        Please refer to the attached proxy statement, which forms a part of this notice and is incorporated herein by reference, for further information with respect to the business to be transacted at the special meeting.

        Only stockholders of record at the close of business on July     , 2013, the record date, are entitled to notice of and to vote at the special meeting. A list of stockholders entitled to vote at the special meeting will be available for inspection at the meeting and at our executive offices located at 21301 Burbank Boulevard, Woodland Hills, California 91367.

        Under the Securities and Exchange Commission rules, we are providing our stockholders with access to our proxy materials on the Internet in lieu of mailing printed copies. We believe that these rules allow us to provide our stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of our special meeting. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via email until you elect otherwise. If you have previously elected to receive paper copies of our proxy materials, you will continue to receive these materials in paper format until you elect otherwise.

        All stockholders are cordially invited to attend the special meeting in person. Whether or not you plan to attend, please vote as soon as possible.

Sincerely,

Mark R. Goldston Chairman, President and Chief Executive Officer

Woodland Hills, California
July     , 2013

United Online, Inc.
21301 Burbank Boulevard
Woodland Hills, California 91367

PROXY STATEMENT
FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER    , 2013

General

        This proxy statement is furnished to our stockholders in connection with the solicitation of proxies by the Board of Directors of United Online, Inc. ("United Online" or the "Company") for use at our special meeting of stockholders to be held on September     , 2013 at [10:30 A.M.] Pacific time at our principal executive offices located at 21301 Burbank Boulevard, Woodland Hills, CA 91367, for the purposes of:

  •
  authorizing the Board of Directors to effect a reverse stock split of the common stock of the Company in a ratio of 1-for-3, 1-for-4, 1-for-5, 1-for-6, or 1-for-7, to be determined by the Board of Directors;

  •
  approving a corresponding amendment to United Online's Amended and Restated Certificate of Incorporation to effect the reverse stock split and to reduce proportionately the total number of shares of common stock that United Online is authorized to issue, subject to the Board of Directors' authority to abandon such amendment;

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  approving the adoption and implementation of the United Online, Inc. 2010 Employee Stock Purchase Plan; and

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  transacting such other business as may properly come before the special meeting or any adjournment or postponement thereof.

Internet Availability of Proxy Materials

        Under the Securities and Exchange Commission (the "SEC") rules, we are providing our stockholders with access to our proxy materials, which include this proxy statement, on the Internet in lieu of mailing printed copies. We believe that these rules allow us to provide our stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of our special meeting. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via email until you elect otherwise. If you have previously elected to receive paper copies of our proxy materials, you will continue to receive these materials in paper format until you elect otherwise.

        Instead of printed copies of our proxy materials (unless you have previously requested electronic or paper delivery), you will receive, in the mail, a "Notice Regarding the Availability of Proxy Materials" (the "Notice"). The Notice is different than the Notice of Special Meeting of Stockholders that accompanies this proxy statement. We will begin mailing the Notice to stockholders on or about July     , 2013, and the proxy materials will be first made available on the Internet on or about July     , 2013. Thereafter, we will also begin distributing proxy materials electronically to stockholders who have previously elected to receive these materials via email and mailing printed copies of our proxy materials to stockholders who have previously elected to receive these materials in paper format.

        The Notice will contain instructions on how to access and review our proxy materials and vote online. The Notice also will contain instructions on how you can request a printed copy of our proxy materials, including a proxy card if you are a record holder or a voting instruction form if you are a beneficial owner. By following the instructions in the Notice, you may request to receive, at no cost, a printed or electronic copy of our proxy materials for the special meeting and indicate such delivery preference for future proxy solicitations. If you request a printed or electronic copy of the proxy materials by Internet or telephone, you will be able to select whether you want this delivery method for future proxy solicitations. If you make such request by email and would like this delivery method for future proxy solicitations, you must specifically state in your email that such delivery preference should remain in effect for future proxy solicitations. Your request to receive future materials in paper or via email will remain in effect for future proxy solicitations until you terminate it. A copy of our proxy materials is available, free of charge, on our corporate website (www.unitedonline.com) under "Investor Relations." By referring to our website, we do not incorporate the website or any portion of the website by reference into this proxy statement.

        We follow a procedure called "householding," which the SEC has approved. Under this procedure, we may deliver a single copy of the Notice to stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs and fees. All stockholders have the ability to access the proxy materials on the website referred to in the Notice. If you would like to receive a separate copy of the Notice or future Notices (or, if you requested a printed copy of the proxy materials, an additional printed copy of the proxy materials), please submit your request to: United Online, Inc., c/o Investor Relations, 21301 Burbank Boulevard, Woodland Hills, California 91367, telephone: 1 (818) 287-3000. Similarly, if you share an address with another stockholder and received multiple copies of the Notice, you may write or call us at the above address and telephone number to make arrangements to receive a single copy of the Notice at the shared address in the future.

        If your shares are registered differently or are held in more than one account at a brokerage firm, bank, broker-dealer, or other similar organization, you may receive more than one Notice. Please follow the instructions printed on each Notice that you receive and vote the shares represented by each Notice to ensure that all of your shares are voted. If you requested to receive a printed copy of the proxy materials, please follow the voting instructions on the proxy cards or voting instruction forms, as applicable, and vote all proxy cards or voting instruction forms, as applicable, to ensure that all of your shares are voted. We encourage you to have all accounts registered in the same name and address whenever possible. If you are a registered holder, you can accomplish this by contacting our transfer agent, Computershare, at 1 (800) 962-4284 or in writing at Computershare, 250 Royall Street, Canton, Massachusetts 02021. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, you can accomplish this by contacting the brokerage firm, bank, broker-dealer, or other similar organization.

Voting; Quorum

        Our outstanding common stock constitutes the only class of securities entitled to vote at the special meeting. Common stockholders of record at the close of business on July     , 2013, the record date for the special meeting, are entitled to notice of and to vote at the special meeting. On the record date, [    •    ] shares of our common stock were issued and outstanding. Each share of common stock is entitled to one vote. The presence at the special meeting, in person or by proxy, of the holders of a majority of the shares of common stock issued and outstanding on July     , 2013 will constitute a quorum.

        All votes will be tabulated by the Inspector of Elections appointed for the special meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Broker non-votes are shares held of record by, among others, brokerage firms or financial institutions but not voted due to the failure of the beneficial owners of those shares to provide voting instructions in cases in which such brokerage firms or financial institutions do not have discretion to vote on the proposal without such instructions. See "Voting Procedure—Beneficial Owners of Shares Held in Street Name" below. Abstentions and broker non-votes are counted as present for purposes of determining whether there is a quorum for the transaction of business. Broker non-votes will not be counted for purposes of determining whether a proposal has been approved, if that proposal involves a non-routine matter. The authorization of the Board of Directors to effect a reverse stock split of the common stock of United Online, at a reverse stock split ratio of 1-for-3, 1-for-4, 1-for-5, 1-for-6, or 1-for-7, as determined by the Board of Directors, the approval of a corresponding amendment to United Online's Amended and Restated Certificate of Incorporation to effect the reverse stock split and to reduce proportionately the total number of shares of common stock that United Online is authorized to issue, subject to the Board of Directors' authority to abandon such amendment, and the approval of the adoption and implementation of the United Online, Inc. 2010 Employee Stock Purchase Plan (the "2010 Employee Stock Purchase Plan") are non-routine matters.

        Authorization of the Board of Directors to effect a reverse stock split of the common stock of United Online, at a reverse stock split ratio of 1-for-3, 1-for-4, 1-for-5, 1-for-6, or 1-for-7, as determined by the Board of Directors, requires the approval of the affirmative vote of a majority of the outstanding shares of common stock represented in person or by proxy at the special meeting and entitled to vote. Abstentions will count as negative votes, and broker non-votes will not be taken into account. Approval of a corresponding amendment to United Online's Amended and Restated Certificate of Incorporation to effect the reverse stock split and to reduce proportionately the total number of shares of common stock that United Online is authorized to issue, subject to the Board of Directors' authority to abandon such amendment, requires the approval of the affirmative vote of sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of common stock represented in person or by proxy at the special meeting and entitled to vote. Abstentions will count as negative votes, and broker non-votes will not be taken into account. Approval of the adoption and implementation of the 2010 Employee Stock Purchase Plan requires the approval of the affirmative vote of a majority of the outstanding shares of common stock represented in person or by proxy at the special meeting and entitled to vote. Abstentions will count as negative votes, and broker non-votes will not be taken into account.

Voting Procedure

        Stockholders of Record.    If your shares are registered directly in your name with our transfer agent, Computershare, you are a stockholder of record and you received the Notice by mail with instructions regarding how to view our proxy materials on the Internet, how to receive a paper or email copy of the proxy materials, and how to vote by proxy. You can vote in person at the special meeting or by proxy. The Notice is not a ballot. You cannot use it to vote your shares. If you mark your vote on the Notice and send it back to us, your vote will not count. There are three ways stockholders of record can vote by proxy: (1) by telephone (by requesting a printed copy of the proxy materials and following the instructions on the proxy card, or by following the instructions on the Internet); (2) by Internet (by following the instructions provided in the Notice); or (3) by requesting (via telephone, Internet or email) a printed copy of the proxy materials, and then completing and returning the proxy card enclosed in such materials prior to the special meeting or submitting a signed proxy card at the special meeting. Unless there are different instructions on the proxy card, all shares represented by valid proxies (and not revoked before they are voted) will be voted at the special meeting FOR the authorization of the Board of Directors to effect a reverse stock split of the common stock of United Online, at a reverse stock split ratio of 1-for-3, 1-for-4, 1-for-5, 1-for-6, or 1-for-7, as determined by the Board of Directors, as described in Proposal One, FOR the approval of a corresponding amendment to United Online's Amended and Restated Certificate of Incorporation to effect the reverse stock split and to reduce proportionately the total number of shares of common stock that United Online is authorized to issue, subject to the Board of Directors' authority to abandon such amendment, as described in Proposal Two, and FOR the approval of the adoption and implementation of the 2010 Employee Stock Purchase Plan, as described in Proposal Three.

        Beneficial Owners of Shares Held in Street Name.    If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in "street name," and such organization forwarded to you the Notice by mail with instructions regarding how to view our proxy materials on the Internet, how to receive a paper or email copy of the proxy materials, and how to vote by proxy. The Notice is not a ballot. You cannot use it to vote your shares. If you mark your vote on the Notice and send it back to such organization, your vote will not count. There are two ways beneficial owners of shares held in street name can vote by proxy: (1) by requesting a printed copy of the proxy materials and following the instructions on the voting instruction form or (2) by Internet by following the instructions provided in the Notice. The organization holding your account is considered the stockholder of record for purposes of voting at the special meeting. If you do not provide such organization with specific voting instructions, under the rules of the various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If such organization does not receive instructions from you on how to vote your shares on a non-routine matter, the organization will inform our Inspector of Elections that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a "broker non-vote." A broker non-vote will have the effects described under "Voting; Quorum."

        Although we do not know of any business to be considered at the special meeting other than the proposals described in this proxy statement, if any other business is presented at the special meeting, your signed proxy or your authenticated Internet or telephone proxy, will give authority to each of Charles B. Ammann and Neil P. Edwards to vote on such matters at his discretion.

YOUR VOTE IS IMPORTANT. PLEASE VOTE WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON.

        You may revoke your proxy at any time before it is actually voted at the special meeting by:

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  delivering written notice of revocation to our Corporate Secretary at 21301 Burbank Boulevard, Woodland Hills, California 91367;

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  submitting a later dated proxy; or

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  attending the special meeting and voting in person.

        Your attendance at the special meeting will not, by itself, constitute a revocation of your proxy. You may also be represented by another person present at the special meeting by executing a form of proxy designating that person to act on your behalf.

        Shares may only be voted by or on behalf of the record holder of shares as indicated in our stock transfer records. If you are a beneficial owner of our shares, but those shares are held of record by another person such as a brokerage firm or bank, then you must provide voting instructions to the appropriate record holder so that such person can vote the shares. In the absence of such voting instructions from you, the record holder may not be entitled to vote those shares.

Solicitation

        This solicitation is made on behalf of the Company's Board of Directors, and we will pay the costs of solicitation. Copies of solicitation materials will be furnished to banks, brokerage firms and other custodians, nominees, and fiduciaries holding shares in their names that are beneficially owned by others so that they may forward the solicitation material to such beneficial owners upon request. We will reimburse banks, brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to our stockholders. In addition to the solicitation of proxies by mail, our directors, officers and employees may solicit proxies by telephone, facsimile or personal interview. No additional compensation will be paid to these individuals for any such services.

 MATTERS TO BE CONSIDERED AT SPECIAL MEETING

PROPOSAL ONE: AUTHORIZATION OF THE BOARD OF DIRECTORS TO EFFECT A REVERSE
STOCK SPLIT

PROPOSAL TWO: APPROVAL OF A CORRESPONDING AMENDMENT TO UNITED ONLINE'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

        The Company is asking stockholders to:

  •
  authorize the Board of Directors to effect a reverse stock split of the common stock of United Online at a reverse stock split ratio of 1-for-3, 1-for-4, 1-for-5, 1-for-6, or 1-for-7, as determined by the Board of Directors; and

  •
  approve a corresponding amendment to the Company's Amended and Restated Certificate of Incorporation in the form attached to this proxy statement as Appendix A (to be filed if the Board determines a reverse stock split ratio of 1-for-3), Appendix B (to be filed if the Board determines a reverse stock split ratio of 1-for-4), Appendix C (to be filed if the Board determines a reverse stock split ratio of 1-for-5), Appendix D (to be filed if the Board determines a reverse stock split ratio of 1-for-6), or Appendix E (to be filed if the Board determines a reverse stock split ratio of 1-for-7), to effect the reverse stock split and to reduce proportionately the total number of shares of common stock that United Online is authorized to issue, subject to the Board of Directors' authority to abandon such amendment.

        If the stockholders approve Proposal One and Proposal Two, the Board of Directors would cause a Certificate of Amendment to the Company's Amended and Restated Certificate of Incorporation to be filed with the Secretary of State of the State of Delaware and effect the reverse stock split only if the Board of Directors determines that the reverse stock split would be in the best interests of United Online and its stockholders. The Board of Directors may determine in its discretion a ratio of 1-for-3, 1-for-4, 1-for-5, 1-for-6, or 1-for-7 at which to effect the reverse stock split. The Board of Directors also may determine in its discretion not to effect any reverse stock split and not to file an amendment to United Online's Amended and Restated Certificate of Incorporation. No further action on the part of stockholders will be required to either implement or abandon the reverse stock split.

        The Company is asking stockholders to vote on Proposal One and Proposal Two separately: the reverse stock split and a corresponding amendment to the Company's Amended and Restated Certificate of Incorporation to effect the reverse stock split and to proportionately reduce the number of authorized shares of the Company's common stock. There are four possible voting outcomes for these proposals: (1) stockholders approve both proposals; (2) stockholders approve the reverse stock split but do not approve the corresponding amendment to the Company's Amended and Restated Certificate of Incorporation; (3) stockholders approve the amendment to the Company's Amended and Restated Certificate of Incorporation but do not approve the reverse stock split; or (4) stockholders do not approve either proposal. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS APPROVE BOTH PROPOSALS.

        The Board of Directors will take action based on the actual voting outcome as follows:

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  Stockholders approve both proposals.  If the stockholders approve both proposals, the Board of Directors would effect the reverse stock split by causing a Certificate of Amendment to the Company's Amended and Restated Certificate of Incorporation in the form attached to this Proxy Statement as Appendix A, Appendix B, Appendix C, Appendix D, or Appendix E, to be filed with the Secretary of State of the State of Delaware. The Board of Directors may determine in its discretion not to effect the reverse stock split and not to file the amendment to the Company's Amended and Restated Certificate of Incorporation if the Board of Directors determines that the reverse stock split would not be in the best interests of the Company and its stockholders. No further action on the part of stockholders will be required to either implement or abandon the reverse stock split.

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  Stockholders approve the reverse stock split but not the corresponding amendment to the Company's Amended and Restated Certificate of Incorporation.  If the stockholders approve the proposal to effect the reverse stock split, but do not approve the corresponding amendment to the Company's Amended and Restated Certificate of Incorporation, the Board of Directors would not have authority to file any Certificate of Amendment to the Company's Amended and Restated Certificate of Incorporation and would not effect a reverse stock split.

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  Stockholders approve the amendment to the Company's Amended and Restated Certificate of Incorporation but not the reverse stock split.  The Board of Directors will not implement the amendment to the Company's Amended and Restated Certificate of Incorporation without approval of a reverse stock split. If the stockholders approve the proposal to amend the Company's Amended and Restated Certificate of Incorporation, but not the proposal to effect the reverse stock split, the Board of Directors would not file any Certificate of Amendment to the Company's Amended and Restated Certificate of Incorporation and would not effect a reverse stock split.

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  Stockholders do not approve either proposal.  If the stockholders do not approve either proposal, the Board of Directors would not have the authority to file any Certificate of Amendment to the Company's Amended and Restated Certificate of Incorporation and would not effect a reverse stock split.

Background

        Prior to the separation, distribution and other corporate transactions required to effect the separation of FTD Companies, Inc. ("FTD") from United Online and the pro rata distribution of FTD common stock to United Online stockholders (the "Distribution", and collectively, the "Separation Transaction"), United Online will have entered into a separation and distribution agreement (the "Separation Agreement") and several other ancillary agreements with FTD for the purpose of allocating various assets, liabilities and obligations between United Online and FTD. The Company cannot provide any assurance that the Separation Transaction will be completed as it is subject to certain customary conditions.

        After completing the proposed Separation Transaction, the market price and trading ranges for United Online common stock may be significantly lower than the current market price and trading ranges due to the fact that United Online will have distributed all of its shares in FTD to holders of United Online common stock and the market price and trading ranges will no longer reflect the value of the FTD business.

        As of June 28, 2013, the Company had 92,531,810 shares of United Online common stock issued and outstanding. The closing price of United Online's common stock on the Nasdaq Global Select Market on June 28, 2013 was $7.58 and over the prior 52 weeks, United Online's stock price has ranged from $4.00 to $7.81.

Purpose of the Reverse Stock Split

        The Board of Directors believes that it is in the best interests of the Company and its stockholders to reduce the number of issued and outstanding shares through a reverse stock split implemented in connection with the proposed Separation Transaction. Immediately following the completion of the reverse stock split, the number of shares of United Online common stock issued and outstanding will be reduced proportionately based on the reverse stock split ratio determined by the Board of Directors.

        The Board of Directors believes implementing a reverse stock split is likely to increase the market price for the United Online common stock as fewer shares will be outstanding. The Board of Directors further believes that the increased market price of United Online common stock expected as a result of implementing the reverse stock split may improve marketability and liquidity of United Online's common stock and may encourage interest and trading in United Online's common stock.

        For example, the Board of Directors believes that some institutional investors and investment funds may be reluctant to invest, and in some cases may be prohibited from investing, in lower-priced stocks and that brokerage firms may be reluctant to recommend lower-priced stocks to their clients. If the market price and trading ranges for United Online common stock were to be significantly lower following the Separation Transaction, the reverse stock split could increase the likelihood that United Online's common stock market price will stay at a level that would be viewed more favorably by potential investors. Further, brokerage commissions, as a percentage of the total transaction, tend to be higher for lower-priced stocks. As a result, certain investors may also be dissuaded from purchasing lower-priced stocks. A higher stock price after the reverse stock split may reduce this concern.

        The Board of Directors believes that approval of several options for the ratio of the reverse stock split provides it with flexibility to achieve the purposes of the reverse stock split.

Board Discretion to Implement the Reverse Stock Split

        The Board of Directors expects to implement the reverse stock split immediately prior to and in connection with the Distribution. The results of the stockholder votes on Proposal One and Proposal Two will not affect the Board of Directors' decision to proceed with the Separation Transaction.

        No further action on the part of stockholders will be required to either implement or abandon the reverse stock split. If Proposal One and Proposal Two are approved by stockholders and the Board of Directors determines to implement the reverse stock split, United Online would communicate to the public, prior to the effective time of the reverse stock split, additional details regarding the reverse stock split (including the final reverse stock split ratio, as determined by the Board of Directors). The Board of Directors reserves its right to elect not to proceed with the reverse stock split if it determines, in its sole discretion, that the reverse stock split is no longer in the best interests of the Company or its stockholders.

Certain Risks Associated with the Reverse Stock Split

        There can be no assurance that following the reverse stock split the market price of United Online common stock will increase in proportion to the reduction in the number of shares of United Online common stock issued and outstanding before the proposed reverse stock split. The total market capitalization of United Online common stock after the proposed reverse stock split may be lower than the total market capitalization before the proposed reverse stock split for reasons unrelated to the reverse stock split.

Impact of the Proposed Reverse Stock Split If Implemented

        The reverse stock split would affect all of United Online's stockholders uniformly and would not affect any stockholder's percentage ownership interests or proportionate voting power, except to the extent that the reverse stock split results in any of United Online's stockholders receiving cash in lieu of a fractional share. As described below, stockholders otherwise entitled to fractional shares as a result of the reverse stock split will receive cash payments in lieu of such fractional shares. These cash payments will reduce the number of post-reverse stock split stockholders to the extent there are presently stockholders who would otherwise receive less than one share of United Online common stock after the reverse stock split. Furthermore, because the number of authorized shares of United Online common stock will be reduced, the reverse stock split will not increase the Board of Directors'

ability to issue authorized and unissued shares (proportionately to the issued and outstanding shares) without further stockholder action. The other principal effects of the reverse stock split will be that:

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  the number of issued and outstanding shares of United Online common stock will be reduced proportionately based on the final reverse stock split ratio of 1-for-3, 1-for-4, 1-for-5, 1-for-6, or 1-for-7, as determined by the Board of Directors;

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  the number of authorized shares of United Online common stock will be reduced proportionately based on the final reverse stock split ratio;

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  based on the final reverse stock split ratio, the per share exercise price of all outstanding option awards will be increased proportionately and the number of shares of United Online common stock issuable upon the exercise of all outstanding option awards and the vesting of all unvested stock units (including restricted stock units) will be reduced proportionately. These adjustments will result in approximately the same aggregate exercise price being required to be paid for all outstanding option awards upon exercise, although the aggregate number of shares issuable upon the exercise of such option awards will be reduced proportionately following the reverse stock split. These adjustments are in addition to (and may be made concurrently with, or separate from) the adjustments to be made in connection with the Distribution;

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  the number of shares reserved for issuance and any maximum number of shares with respect to which equity awards may be granted to any participant under the Company's equity-based compensation plan will be reduced proportionately based on the final reverse stock split ratio; and

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  the reverse stock split will likely increase the number of stockholders who own odd lots (less than 100 shares). Stockholders who hold odd lots may experience an increase in the cost of selling their shares and may have greater difficulty in executing sales.

        Although the number of outstanding shares of United Online common stock would decrease following the proposed reverse stock split, the Board of Directors does not intend for the reverse stock split to be the first step in a "going private transaction" within the meaning of Rule 13e-3 of the Securities Exchange Act of 1934.

Fractional Shares

        Stockholders will not receive fractional post-reverse stock split shares in connection with the reverse stock split. Instead, the transfer agent will aggregate all fractional shares and sell them as soon as practicable after the effective time at the then prevailing prices on the open market, on behalf of those stockholders who would otherwise be entitled to receive a fractional share. We expect that the transfer agent will conduct the sale in an orderly fashion at a reasonable pace and that it may take several days to sell all of the aggregated fractional shares of United Online common stock. After the transfer agent's completion of such sale, stockholders will receive a cash payment from the transfer agent in an amount equal to their respective pro rata shares of the total net proceeds of that sale.

        No transaction costs will be assessed on stockholders for the cash payment. Stockholders will not be entitled to receive interest for the period of time between the effective time of the reverse stock split and the date payment is made for their fractional share interest in United Online common stock. You should also be aware that, under the escheat laws of certain jurisdictions, sums due for fractional share interests that are not timely claimed after the funds are made available may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to obtain the funds directly from the state to which they were paid.

        If you believe that you may not hold sufficient shares of United Online common stock at the effective time of the reverse stock split to receive at least one share in the reverse stock split and you want to continue to hold United Online common stock after the split, you may do so by either:

  •
  purchasing a sufficient number of shares of United Online common stock; or

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  if you have shares of United Online common stock in more than one account, consolidating your accounts,

so that in each case you hold a number of shares of United Online common stock in your account prior to the reverse stock split that would entitle you to receive at least one share of United Online common stock on a post-reverse stock split basis. Shares of common stock held in registered form (that is, stock held by you in your own name in United Online's stock register records maintained by our transfer agent) and stock held in "street name" (that is, stock held by you through a brokerage firm, bank, broker-dealer, or other similar organization) for the same investor will be considered held in separate accounts and will not be aggregated when effecting the reverse stock split.

Effect on Registered and Beneficial Stockholders

        Upon the reverse stock split, we intend to treat stockholders holding shares of United Online common stock in "street name" (that is, held through a brokerage firm, bank, broker-dealer, or other similar organization) in the same manner as registered stockholders whose shares of United Online common stock are registered in their names. Brokerage firms, banks, broker-dealers, and other similar organizations will be instructed to effect the reverse stock split for their beneficial holders holding shares of United Online common stock in "street name;" however, these organizations may apply their own specific procedures for processing the reverse stock split. If you hold your shares of United Online common stock in "street name," and if you have any questions in this regard, we encourage you to contact your nominee.

Effect on Registered "Book-Entry" Stockholders

        The Company's registered stockholders may hold some or all of their shares electronically in book-entry form. These stockholders will not have stock certificates evidencing their ownership of United Online common stock. They are, however, provided with a statement reflecting the number of shares of United Online common stock registered in their accounts.

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  If you hold registered shares of United Online common stock in book-entry form, you do not need to take any action to receive your post-reverse stock split shares of United Online common stock in registered book-entry form or your cash payment in lieu of any fractional share interest, if applicable.

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  If you are entitled to post-reverse stock split shares of United Online common stock, a transaction statement will automatically be sent to your address of record as soon as practicable after the effective time of the reverse stock split indicating the number of shares of United Online common stock you hold.

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  If you are entitled to a cash payment in lieu of any fractional share interest, a check will be mailed to you at your registered address as soon as practicable after the effective time of the reverse stock split. By signing and cashing this check, you will warrant that you owned the shares of United Online common stock for which you received a cash payment. See "Fractional Shares" above for additional information.

Effect on Registered Certificated Shares

        Some registered stockholders hold their shares of United Online common stock in certificate form or a combination of certificate and book-entry form. If any of your shares of United Online common stock are held in certificate form, you will receive a transmittal letter from the Company's transfer agent as soon as practicable after the effective time of the reverse stock split. The transmittal letter will be accompanied by instructions specifying how you can exchange your certificate representing the pre-reverse stock split shares of United Online common stock for a statement of holding, together with any payment of cash in lieu of fractional shares to which you are entitled. When you submit your certificate representing the pre-reverse stock split shares of United Online common stock, your post-reverse stock split shares of United Online common stock will be held electronically in book-entry form. This means that, instead of receiving a new stock certificate, you will receive a statement of holding that indicates the number of post-reverse stock split shares of United Online common stock you own in book-entry form. United Online will no longer issue physical stock certificates unless you make a specific request for a share certificate representing your post-reverse stock split ownership interest.

        Beginning on the effective time of the reverse stock split, each certificate representing pre-reverse stock split shares will be deemed for all corporate purposes to evidence ownership of post-reverse stock split shares. If you are entitled to a cash payment in lieu of any fractional share interest, payment will be made as described above under "Fractional Shares."

        STOCKHOLDERS SHOULD NOT DESTROY ANY SHARE CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Accounting Consequences

        The par value per share of United Online common stock will remain unchanged at $0.0001 per share after the reverse stock split. As a result, on the effective time of the reverse stock split, the stated capital on the Company's balance sheet attributable to United Online common stock will be reduced proportionately based on the final reverse stock split ratio determined by the Board of Directors, from its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. After the reverse stock split, net income or loss per share, and other per share amounts will be increased because there will be fewer shares of United Online common stock outstanding. In future financial statements, net income or loss per share and other per share amounts for periods ended before the reverse stock split would be recast to give retroactive effect to the reverse stock split. As described above under "Impact of the Proposed Reverse Stock Split If Implemented," the per share exercise price of outstanding option awards would increase proportionately, and the number of shares of United Online common stock issuable upon the exercise of outstanding options and upon the vesting of unvested stock unit awards would decrease proportionately, in each case based on the final reverse stock ratio. The Company does not anticipate that any other accounting consequences would arise as a result of the reverse stock split.

No Appraisal Rights

        Stockholders will not have dissenters' or appraisal rights under Delaware corporate law or under the Company's Amended and Restated Certificate of Incorporation in connection with the proposed reverse stock split.

Procedure for Effecting Reverse Stock Split

        If the stockholders approve Proposal One and Proposal Two and the Board of Directors decides to implement the reverse stock split, the reverse stock split will become effective at such time as is specified in the Certificate of Amendment to the Company's Amended and Restated Certificate of

Incorporation, which is referred to as the effective time of the reverse stock split. Beginning on the effective time of the reverse stock split, each certificate representing pre-reverse stock split shares of United Online common stock will be deemed for all corporate purposes to evidence ownership of post-reverse stock split shares of United Online common stock.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

        The following discussion is a general summary of certain United States of America ("U.S.") federal income tax consequences of the reverse stock split that may be relevant to (i) holders of our common stock that hold such stock as a capital asset for federal income tax purposes and (ii) to us. This summary is based upon the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations promulgated thereunder, administrative rulings and judicial decisions as of the date hereof, all of which may change, possibly with retroactive effect, resulting in U.S. federal income tax consequences that may differ from those discussed below. This discussion does not address all aspects of federal income taxation that may be relevant to such holders in light of their particular circumstances or to holders that may be subject to special tax rules, including, without limitation: (i) holders subject to the alternative minimum tax; (ii) banks, insurance companies or other financial institutions; (iii) tax-exempt organizations; (iv) dealers in securities or commodities; (v) regulated investment companies or real estate investment trusts; (vi) partnerships (or other flow-through entities for U.S. federal income tax purposes and their partners or members); (vii) traders in securities that elect to use a mark-to-market method of accounting for their securities holdings; (viii) U.S. Holders (as defined below) whose "functional currency" is not the U.S. dollar; (ix) persons holding our common stock as a position in a hedging transaction, "straddle," "conversion transaction," or other risk reduction transaction; (x) persons who acquire shares of our common stock in connection with employment or other performance of services; and (xi) U.S. expatriates. In addition, this summary does not address the tax consequences arising under the laws of any foreign, state or local jurisdiction and U.S. federal tax consequences other than federal income taxation. If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a holder that is a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership.

        We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service ("IRS") regarding the U.S. federal income tax consequences of the reverse stock split and there can be no assurance the IRS will not challenge the statements and conclusions set forth below or that a court would not sustain any such challenge. EACH HOLDER OF OUR COMMON STOCK SHOULD CONSULT SUCH HOLDER'S TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH HOLDER.

        For purposes of the discussion below, a "U.S. Holder" is a beneficial owner of shares of our common stock that for U.S. federal income tax purposes is: (1) an individual citizen or resident of the U.S.; (2) a corporation (including any entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the U.S., or any state or political subdivision thereof; (3) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (4) a trust, the administration of which is subject to the primary supervision of a U.S. court and as to which one or more U.S. persons have the authority to control all substantial decisions of the trust, or that has a valid election in effect to be treated as a U.S. person. A "Non-U.S. Holder" is a beneficial owner (other than a partnership) of shares of our common stock who is not a U.S. Holder.

  U.S. Holders

        The reverse stock split should constitute a "recapitalization" for U.S. federal income tax purposes. As a result, a U.S. Holder generally should not recognize gain or loss upon the reverse stock split, except with respect to cash received in lieu of a fractional share of our common stock, as discussed below. A U.S. Holder's aggregate tax basis in the shares of our common stock received pursuant to the reverse stock split should equal the aggregate tax basis of the shares of our common stock surrendered (excluding any portion of such basis that is allocated to any fractional share of our common stock), and such U.S. Holder's holding period in the shares of our common stock received should include the holding period in the shares of our common stock surrendered. Treasury regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered to the shares of our common stock received pursuant to the reverse stock split. Holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

        A U.S. Holder that receives cash in lieu of a fractional share of our common stock pursuant to the reverse stock split should recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. Holder's tax basis in the shares of our common stock surrendered that is allocated to such fractional share of our common stock. Such capital gain or loss should be long term capital gain or loss if the U.S. Holder's holding period for our common stock surrendered exceeded one year at the effective time of the reverse stock split.

        Information Reporting and Backup Withholding.    Information returns generally will be required to be filed with the IRS with respect to the receipt of cash in lieu of a fractional share of our common stock pursuant to the reverse stock split in the case of certain U.S. Holders. In addition, U.S. Holders may be subject to backup withholding tax (at the current applicable rate of 28%) on the payment of such cash if they do not provide their taxpayer identification numbers in the manner required or otherwise fail to comply with applicable backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against the U.S. Holder's federal income tax liability, if any, provided the required information is timely furnished to the IRS.

  Non-U.S. Holders

        Non-U.S. Holders who exchange shares of our common stock pursuant to the reverse stock split generally should be subject to tax in the manner described above under "U.S. Holders," except that any capital gain realized by a Non-U.S. Holder as a result of receiving cash in lieu of a fractional share of our common stock generally should not be subject to U.S. federal income or withholding tax unless:

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  the Non-U.S. Holder is an individual who holds our common stock as a capital asset, is present in the U.S. for 183 days or more during the taxable year of the reverse stock split and meets certain other conditions;

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  the gain is effectively connected with the Non-U.S. Holder's conduct of a trade or business in the U.S. (and, if certain income tax treaties apply, is attributable to the Non-U.S. Holder's permanent establishment in the U.S.); or

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  we are or have been a "United States real property holding corporation" for U.S. federal income tax purposes at any time within the shorter of the five-year period ending on the effective time of the reverse stock split, or the period that the Non-U.S. Holder held the shares of our common stock. We do not believe that we have been, currently are, or will become, a United States real property holding corporation.

        Individual Non-U.S. Holders who are subject to U.S. federal income tax because they are present in the U.S. for 183 days or more during the year of the reverse stock split will be taxed on their gain (including gain from the sale of shares of our common stock and net of applicable U.S. losses from sales or exchanges of other capital assets recognized during the year) at a flat rate of 30% or such lower rate as may be specified by an applicable income tax treaty. Other Non-U.S. Holders subject to U.S. federal income tax with respect to gain recognized as a result of receiving cash in lieu of a fractional share of common stock generally will be taxed on such gain in the same manner as if they were U.S. Holders and, in the case of foreign corporations, may be subject to an additional branch profits tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty.

        Information Reporting and Backup Withholding.    In general, backup withholding and information reporting will not apply to payment of cash in lieu of a fractional share of our common stock to a Non-U.S. Holder pursuant to the reverse stock split if the Non-U.S. Holder certifies under penalties of perjury that it is a Non-U.S. Holder and neither we nor the transfer agent has actual knowledge to the contrary. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against the Non-U.S. Holder's U.S. federal income tax liability, if any, provided that certain required information is timely furnished to the IRS. In certain circumstances, the amount of cash paid to a Non-U.S. Holder in lieu of a fractional share of our common stock, the name and address of the beneficial owner and the amount, if any, of tax withheld may be reported to the IRS.

Vote Required

        The affirmative vote of the majority of our outstanding shares of common stock represented in person or by proxy at the special meeting and entitled to vote is required to authorize the Board of Directors to effect the reverse stock split. The affirmative vote of sixty-six and two-thirds percent (66 2/3%) of our outstanding shares of common stock represented in person or by proxy at the special meeting and entitled to vote is required to approve the corresponding amendment to United Online's Amended and Restated Certificate of Incorporation, subject to the Board of Directors' authority to abandon such amendment.

Recommendation of the Board of Directors

        The Board of Directors recommends that the stockholders vote FOR the approval of the Company's proposal to authorize the Board of Directors to effect a reverse stock split of the common stock of United Online at a reverse stock split ratio of 1-for-3, 1-for-4, 1-for-5, 1-for-6, or 1-for-7, as determined by the Board of Directors, and FOR the approval of a corresponding amendment to United Online's Amended and Restated Certificate of Incorporation, in the form attached to this proxy statement as Appendix A (to be filed if the Board determines a reverse stock split ratio of 1-for-3), Appendix B (to be filed if the Board determines a reverse stock split ratio of 1-for-4), Appendix C (to be filed if the Board determines a reverse stock split ratio of 1-for-5), Appendix D (to be filed if the Board determines a reverse stock split ratio of 1-for-6), or Appendix E (to be filed if the Board determines a reverse stock split ratio of 1-for-7),to effect the reverse stock split and to reduce proportionately the total number of shares of common stock that United Online is authorized to issue, subject to the Board of Directors' authority to abandon such amendment.

 PROPOSAL THREE: APPROVAL OF 2010 EMPLOYEE STOCK PURCHASE PLAN

        Our stockholders are being asked to approve the adoption and implementation of our 2010 Employee Stock Purchase Plan. The 2010 Employee Stock Purchase Plan was originally adopted by the Company's Board of Directors on April 9, 2010 and approved by our stockholders on May 27, 2010. A total of 4,500,000 shares of our common stock was reserved for issuance under the 2010 Employee Stock Purchase Plan at that time, 2,941,178 of which remain available for issuance as of June 28, 2013. Please note that all share numbers in this Proposal Three do not reflect the reverse stock split.

        The 2010 Employee Stock Purchase Plan contains a provision stating that it will terminate upon a change in control following the automatic exercise of any then-outstanding purchase rights. As the Separation Transaction will constitute a change in control under the existing 2010 Employee Stock Purchase Plan, the plan will terminate as of the completion of the Separation Transaction. The Company believes that it is important that employees continue to be offered participation in a stock purchase plan as part of their total compensation package in order to encourage them to remain in our employ and more closely align their interests with those of the Company's stockholders. As such, contingent upon the consummation of the Separation Transaction, if our stockholders approve the adoption and implementation of the 2010 Employee Stock Purchase Plan, it will become effective immediately following the consummation of the Separation Transaction with the same terms and conditions as the existing 2010 Employee Stock Purchase Plan. If the Separation Transaction is not consummated, the existing 2010 Employee Stock Purchase Plan will remain in effect in accordance with its terms.

        The 2010 Employee Stock Purchase Plan was re-adopted by the Company's Board of Directors on June 27, 2013 and the first offering period under the 2010 Employee Stock Purchase Plan following the Separation Transaction is expected to begin on the day immediately following the Spin-Off Date. However, no shares will actually be purchased in that offering period unless the 2010 Employee Stock Purchase Plan is approved by our stockholders at the special meeting.

        The 2010 Employee Stock Purchase Plan is designed to allow our eligible employees and those of our participating parent and subsidiary corporations (whether now existing or subsequently established or acquired) to purchase shares of common stock at designated intervals through their accumulated payroll deductions or other permissible contributions under the 2010 Employee Stock Purchase Plan.

        The following is a summary of the principal features of the 2010 Employee Stock Purchase Plan. The summary, however, does not purport to be a complete description of all the provisions of the 2010 Employee Stock Purchase Plan. A copy of the actual 2010 Employee Stock Purchase Plan is attached as Appendix F to this proxy statement.

Administration

        The 2010 Employee Stock Purchase Plan will be administered by the Compensation Committee of the Company's Board of Directors. As plan administrator, such committee will have full authority to adopt administrative rules and procedures and to interpret the provisions of the 2010 Employee Stock Purchase Plan.

Securities Subject to the 2010 Employee Stock Purchase Plan

        The number of shares of our common stock reserved for issuance under the 2010 Employee Stock Purchase Plan will be limited to 2,500,000 shares, which represents the number of shares that are estimated to be available for issuance under the 2010 Employee Stock Purchase Plan immediately following the final purchase under the existing 2010 Employee Stock Purchase Plan, which purchase will be made immediately prior to the Separation Transaction. The shares issuable under the 2010 Employee Stock Purchase Plan may be made available from authorized but unissued shares of our common stock or from shares of common stock repurchased by us, including shares repurchased on the open market.

        Should any change be made to our outstanding common stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares, spin-off transaction, or other change affecting the outstanding common stock as a class without our receipt of consideration or should the value of the outstanding shares of our common stock be substantially reduced as a result of a spin-off transaction or an extraordinary dividend or distribution, then equitable adjustments will be made by the plan administrator to (i) the maximum number and/or class of securities issuable under the 2010 Employee Stock Purchase Plan, (ii) the maximum number and/or class of securities purchasable per participant during any offering period and on any one purchase date during that offering period, (iii) the maximum number and/or class of securities purchasable in total by all participants on any one purchase date, and (iv) the number and/or class of securities and the price per share in effect under each outstanding purchase right. The adjustments will be made in such manner as the plan administrator deems appropriate, and such adjustments shall be final, binding and conclusive.

Offering Periods and Purchase Rights

        Shares of our common stock will be offered for purchase under the 2010 Employee Stock Purchase Plan through a series of successive offering periods. Unless otherwise specified by the plan administrator prior to the start of the applicable offering period:

            (i)  each offering period will have a duration of twenty-four (24) months, and

           (ii)  offering periods will commence on the first business day of May and the first business day of November each year.

        The terms and conditions of each offering period may vary, and two or more offerings periods may run concurrently under the 2010 Employee Stock Purchase Plan, each with its own terms and conditions. In addition, special offering periods may be established with respect to entities that are acquired by us or under such other circumstances as the plan administrator deems appropriate. However, the participants in each separate offering period will have equal rights and privileges under that offering in accordance with the requirements of the U.S. federal tax laws and regulations applicable to employee stock purchase plans.

        Unless otherwise specified by the plan administrator prior to the start of the applicable offering period, each offering period will be comprised of four successive purchase intervals. Purchase intervals will run from the first business day in May to the last business day in October each year and from the first business day in November each year to the last business day in April in the following year, unless the plan administrator specifies different purchase intervals prior to the start of the applicable offering period.

        The initial offering period under the 2010 Employee Stock Purchase Plan is expected to commence on the day immediately following the consummation of the transactions contemplated by the Separation and Distribution Agreement (the date of such transactions, the "Spin-Off Date") and is expected to last: if the Spin-Off Date is October 31, 2013, 24 months; if the Spin-Off Date is prior to October 31, 2013, 24 months plus the number of whole months between the Spin-Off Date through and including October 31, 2013; and if the Spin-Off Date is after October 31, 2013, 24 months minus the number of whole months between November 1, 2013 and the Spin-Off Date. However, no shares may be purchased in that initial offering period unless the 2010 Employee Stock Purchase Plan is approved by our stockholders. If such stockholder approval is not obtained, then, assuming that the Separation Transaction is consummated, the 2010 Employee Stock Purchase Plan will immediately terminate, as of the completion of the Separation Transaction, and no offering periods will commence under the terminated plan.

        Should the fair market value per share of our common stock on any purchase date within an offering period be less than the fair market value per share of our common stock on the start date of that offering period, then the individuals participating in that offering period will, immediately after the purchase of our common stock on their behalf on such purchase date, be transferred from that offering period and automatically enrolled in the new offering period commencing on the next business day following such purchase date, provided the fair market value per share on the start date of that new offering period is lower than the fair market value per share of our common stock on the start date of the offering period in which they were currently enrolled.

Eligibility and Participation

        Any individual who is employed on a basis under which he or she is regularly expected to work for more than twenty hours per week for more than five months per calendar year in the employ of any participating parent or subsidiary corporation (whether now existing or subsequently acquired or established) will be eligible to participate in any offering period implemented under the 2010 Employee Stock Purchase Plan. However, for one or more distinct separate offering periods, the plan administrator may waive either or both of the twenty-hour or five-month service requirements. To participate in a particular offering period, an eligible employee must complete and file the requisite enrollment forms on or before the start date of that offering period.

        As of June 28, 2013, approximately 1,583 employees, including 7 executive officers, were eligible to participate in the current 2010 Employee Stock Purchase Plan.

Payroll Deductions and Stock Purchases

        For each offering period, the plan administrator may allow contributions to the 2010 Employee Stock Purchase Plan to be effected in the form of periodic payroll deductions or one or more other permissible forms specified by the plan administrator prior to the start date of the applicable offering period. However, all contributions, whether in the form of payroll deductions or other mode, must be based solely on the participant's cash earnings for the offering period and may not exceed fifteen percent of those cash earnings, unless the plan administrator authorizes a different maximum percentage prior to the start date of the applicable offering period.

        The accumulated contributions will automatically be applied to the acquisition of common stock at designated intervals. Accordingly, on each such purchase date (the last business day in April and October each year, unless the plan administrator specifies another purchase date prior to the start of the applicable offering period), each participant's payroll deductions or other permitted form of contribution accumulated for the purchase interval ending on that purchase date will automatically be applied to the purchase of whole shares of common stock at the purchase price in effect for the participant for that purchase date. The first purchase under the 2010 Employee Stock Purchase Plan is expected to occur on the last business day in April 2014.

Purchase Price

        The purchase price of the common stock acquired on each purchase date will be fixed by the plan administrator prior to the start of each offering period and will not be less than eighty-five percent (85%) of the lower of (i) the fair market value per share of our common stock on the start date of the offering period or (ii) the fair market value of our common stock on the purchase date.

        The fair market value per share of our common stock on any particular date under the 2010 Employee Stock Purchase Plan will be deemed to be equal to the closing price per share on such date on the national stock exchange serving as the primary market for our common stock at that time. On June 28, 2013, the fair market value of our common stock determined on such basis was $7.58 per share, the closing price per share on that date on the Nasdaq Global Select Market.

Special Limitations

        The 2010 Employee Stock Purchase Plan imposes certain limitations upon a participant's rights to acquire common stock, including the following limitations:

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  Purchase rights granted to a participant may not permit such individual to purchase more than $25,000 worth of our common stock (valued at the time each purchase right is granted) for each calendar year those purchase rights are outstanding at any time.

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  Purchase rights may not be granted to any individual if such individual would, immediately after the grant, own or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of our outstanding stock or the outstanding stock of any of our affiliates.

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  No participant may purchase more than 3,750 shares of our common stock on any one purchase date or more than 15,000 shares per offering period.

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  The maximum number of shares of common stock purchasable in total by all participants on any one purchase date will be limited to 900,000 shares.

        The plan administrator will have the discretionary authority to increase or decrease the per participant and total participant purchase limitations as of the start date of any new offering period under the 2010 Employee Stock Purchase Plan, with the new limits to be in effect for that offering period and each subsequent offering period until changed. As indicated above, the applicable limitations will be adjusted for any stock split, stock dividend, stock reclassification, or similar transaction affecting the number of shares of our outstanding common stock without our receipt of consideration.

Termination of Purchase Rights

        The participant may withdraw from the 2010 Employee Stock Purchase Plan at any time up to the next scheduled purchase date, and his or her accumulated payroll deductions or other permitted contributions for the purchase interval in which that purchase date occurs will, at the participant's election, either be applied to the purchase of shares on the next scheduled purchase date or be refunded immediately.

        The participant's purchase right will immediately terminate upon his or her cessation of employment or loss of eligible employee status. Any payroll deductions or other permitted contributions which the participant may have made for the purchase interval in which such cessation of employment or loss of eligibility occurs will be refunded and will not be applied to the purchase of common stock.

Stockholder Rights

        No participant will have any stockholder rights with respect to the shares covered by his or her purchase rights until the shares are actually purchased on the participant's behalf and the participant has become a holder of record of the purchased shares. No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

Assignability

        No purchase rights will be assignable or transferable by the participant, and the purchase rights will be exercisable only by the participant.

Change in Control

        Following the Separation Transaction, should we be acquired by merger, or should there occur a sale of all or substantially all of our assets or of securities possessing more than fifty percent (50%) of the total combined voting power of our outstanding securities, or should there occur certain changes in the majority of the Company's Board of Directors, then all outstanding purchase rights will automatically be exercised immediately prior to the effective date of such transaction or change in board membership. The purchase price will not be less than eighty-five percent (85%) of the lower of (i) the fair market value per share of our common stock on the start date of the offering period in which such transaction or change in board membership occurs or (ii) the fair market value per share of our common stock immediately prior to such transaction or change. The actual percentage purchase price will be equal to the percentage purchase price previously set by the plan administrator for the offering period in which the transaction or change in board membership occurs.

        The limitation on the maximum number of shares purchasable by each participant (but not the limitation on all participants in the aggregate) on any one purchase date will be applicable to any purchase date attributable to such transaction or change in board membership.

Share Pro-Ration

        Should the total number of shares of common stock to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the 2010 Employee Stock Purchase Plan, then the plan administrator will make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions or other permitted contributions of each participant, to the extent in excess of the aggregate purchase price payable for the common stock pro-rated to such individual, will be refunded.

Amendment and Termination

        The 2010 Employee Stock Purchase Plan will terminate upon the earliest to occur of (i) the last business day in April 2020, (ii) the date on which all shares available for issuance thereunder are sold pursuant to exercised purchase rights or (iii) the date on which all purchase rights are exercised in connection with a change in control or ownership.

        The Company's Board of Directors may alter or amend the 2010 Employee Stock Purchase Plan at any time to become effective as of the start date of the next offering period thereafter. In addition, the Board of Directors may suspend or terminate the 2010 Employee Stock Purchase Plan at any time to become effective immediately following the close of any purchase interval.

        In no event may the Board of Directors effect any of the following amendments or revisions to the 2010 Employee Stock Purchase Plan without the approval of the stockholders: (i) increase the number of shares of our common stock issuable under the 2010 Employee Stock Purchase Plan, except for permissible adjustments in the event of certain changes in our capitalization or (ii) modify the eligibility requirements for participation in the 2010 Employee Stock Purchase Plan.

New Plan Benefits

        Purchase rights are expected to be granted under the 2010 Employee Stock Purchase Plan on the day immediately following the Spin-Off Date to our Chief Executive Officer, our Chief Financial Officer, our other named executive officers, and other eligible individuals. Each purchase right will provide such individual with the right to purchase up to 3,750 shares of our common stock on each semi-annual purchase date within the offering period that will begin on the day immediately following the Spin-Off Date at a purchase price per share equal to the lower of (i) eighty-five percent (85%) of the fair market value per share of our common stock on the day immediately following the Spin-Off

Date or (ii) eighty-five percent (85%) of the fair market value per share of our common stock on the applicable purchase date.

        However, no shares may actually be purchased pursuant to those purchase rights unless the 2010 Employee Stock Purchase Plan is approved by our stockholders.

Federal Tax Consequences

        The 2010 Employee Stock Purchase Plan is intended to be an "employee stock purchase plan" within the meaning of Section 423 of the Code. Under a plan which so qualifies, no taxable income will be recognized by a participant, and no deductions will be allowable to us, upon either the grant or the exercise of the purchase rights. Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the 2010 Employee Stock Purchase Plan or in the event the participant should die while still owning the purchased shares.

        If the participant sells or otherwise disposes of the purchased shares within two years after the start date of the offering period in which such shares were acquired or within one year after the purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and we will be entitled to an income tax deduction, for the taxable year in which such sale or disposition occurs, equal in amount to such excess.

        If the participant sells or disposes of the purchased shares more than two years after the start date of the offering period in which the shares were acquired and more than one year after the purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (i) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (ii) fifteen percent (15%) of the fair market value of the shares on the start date of that offering period, and any additional gain upon the disposition will be taxed as a long-term capital gain. We will not be entitled to an income tax deduction with respect to such sale or disposition.

        If the participant still owns the purchased shares at the time of death, then the participant will recognize ordinary income at such time equal to the lesser of (i) the amount by which the fair market value of the shares on the date of death exceeds the purchase price or (ii) fifteen percent (15%) of the fair market value of the shares on the start date of the offering period in which those shares were acquired.

Accounting Treatment

        The grant date fair value of each purchase right granted will be charged as a direct compensation expense to our reported earnings over the offering period to which that purchase right pertains. The grant-date fair value of each such purchase right will be determined in accordance with an appropriate Black-Scholes option valuation formula that satisfies the standards of Accounting Standards Codification 718, Compensation—Stock Compensation.

Vote Required

        The affirmative vote of a majority of our outstanding shares of common stock represented in person or by proxy at the special meeting and entitled to vote is required for approval of the adoption and implementation of the 2010 Employee Stock Purchase Plan. Should such stockholder approval not be obtained, then the 2010 Employee Stock Purchase Plan will immediately terminate, as of the completion of the Separation Transaction, and no offering periods will commence under the terminated plan.

Recommendation of the Board of Directors

        The Board of Directors recommends that the stockholders vote FOR the approval of the adoption and implementation of the 2010 Employee Stock Purchase Plan. The Board of Directors believes that it is in our best interests to provide our employees with the opportunity to acquire an ownership interest in the Company through their participation in the 2010 Employee Stock Purchase Plan and thereby encourage them to remain in our employ and more closely align their interests with those of the Company's stockholders.

 OWNERSHIP OF SECURITIES

        The following table sets forth certain information known to us with respect to the beneficial ownership of our common stock as of June 28, 2013 by (i) each of our directors, (ii) each named executive officer (as listed in the "Summary Compensation Table" in the proxy statement for our 2013 annual meeting, filed with the SEC on April 30, 2013), (iii) each person who, to our knowledge, beneficially owns five percent (5%) or more of the outstanding shares of our common stock, and (iv) all current directors and executive officers as a group. Except for shares of our common stock held in brokerage accounts which may, from time to time, together with other securities held in those accounts, serve as collateral for margin loans made from such accounts, none of the shares reported as beneficially owned are currently pledged as security for any outstanding loan or indebtedness.

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage Beneficial Ownership(1)
Directors and Named Executive Officers:
Mark R. Goldston(2)	3,386,732	3.6%
Neil P. Edwards(3)	333,564	*
Robert S. Apatoff(4)	669,301	*
Robert J. Taragan(5)	383,060	*
Charles B. Ammann(6)	146,556	*
James T. Armstrong(7)	144,413	*
Robert Berglass(8)	61,155	*
Kenneth L. Coleman(9)	123,955	*
Dennis Holt(10)	38,155	*
Howard G. Phanstiel(11)	119,860	*
Carol A. Scott(12)	40,175	*
All current directors and executive officers as a group (13 persons)(13)	5,666,555	6.0%
5% Stockholders Not Listed Above:
BlackRock, Inc.(14)	7,589,481	8.2%
Dimensional Fund Advisors LP(15)	5,718,876	6.2%
The Vanguard Group, Inc.(16)	5,255,586	5.7%
First Trust Group (as defined below)(17)	5,029,941	5.4%

*
Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.

(1)
Based on 92,531,810 shares of our common stock outstanding on June 28, 2013. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of our common stock subject to options and warrants which are currently exercisable or will become exercisable within 60 days after June 28, 2013 and shares issuable within 60 days after June 28, 2013 pursuant to outstanding restricted stock units awarded under our stock incentive plans are deemed outstanding for computing the percentage ownership of the person or entity holding such securities but are not outstanding for computing the percentage ownership of any other person or entity. Except as indicated by footnote, and subject to the community property laws where applicable, to our knowledge the persons named in the table above have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them. Unless otherwise indicated, the address for each person is our address at 21301 Burbank Boulevard, Woodland Hills, California 91367.

(2)
Includes (i) 1,632,778 shares of our common stock owned by Mr. Goldston; (ii) 920,622 shares of our common stock owned by the Mark and Nancy Jane Goldston Family Trust dated November 8, 1997, over which Mr. Goldston exercises voting power, as trustee; and (iii) 833,332 shares of our common stock subject to options which are currently exercisable or which will become exercisable within 60 days after June 28, 2013.

(3)
Includes (i) 232,764 shares owned by Mr. Edwards; (ii) 600 shares owned by Mr. Edwards' daughter; (iii) 200 shares owned by Mr. Edwards' son; and (iv) 100,000 shares subject to options which are currently exercisable or which will become exercisable within 60 days after June 28, 2013.

(4)
Includes (i) 136,888 shares of our common stock owned by Mr. Apatoff; (ii) 299,080 shares held in a tenancy in common ownership arrangement between the Robert S. Apatoff 2007 Living Trust (of which Mr. Apatoff is the sole trustee and sole beneficiary during his lifetime) and the Vicki G. Apatoff 2007 Living Trust (of which Mr. Apatoff's spouse is the sole trustee and sole beneficiary during her lifetime); and (iii) 233,333 shares of our common stock subject to options which are currently exercisable or which will become exercisable within 60 days after June 28, 2013.

(5)
Includes (i) 26,707 shares of our common stock owned by Mr. Taragan; (ii) 223,020 shares held by the 2003 Taragan Family Trust dated June 3, 2003, over which Mr. Taragan exercises voting power, as trustee; and (iii) 133,333 shares of our common stock subject to options which are currently exercisable or which will become exercisable within 60 days after June 28, 2013.

(6)
Includes (i) 29,890 shares of our common stock owned by Mr. Ammann and (ii) 116,666 shares of our common stock subject to options which are currently exercisable or which will become exercisable within 60 days after June 28, 2013.

(7)
Includes (i) 111,235 shares of our common stock owned by Mr. Armstrong; (ii) 22,500 shares of our common stock subject to options which are currently exercisable or which will become exercisable within 60 days after June 28, 2013; and (iii) 10,678 restricted stock units which will become issuable within 60 days after June 28, 2013 if the director were to cease Board service on the 60th day of such period. Mr. Armstrong has shared voting and investment power over the shares of our common stock reflected in the table and disclaims beneficial interest of such shares of our common stock except to the extent of his beneficial ownership in Clearstone Venture Management Services.

(8)
Includes (i) 24,977 shares of our common stock owned by Mr. Berglass; (ii) 3,000 shares held by the 1998 Robert H. Berglass Living Trust dated July 8, 1998, over which Mr. Berglass exercises voting power, as trustee; (iii) 22,500 shares of our common stock subject to options which are currently exercisable or which will become exercisable within 60 days after June 28, 2013; and (iv) 10,678 restricted stock units which will become issuable within 60 days after June 28, 2013 if the director were to cease Board service on the 60th day of that period.

(9)
Includes (i) 90,777 shares of our common stock owned by Mr. Coleman; (ii) 22,500 shares of our common stock subject to options which are currently exercisable or which will become exercisable within 60 days after June 28, 2013; and (iii) 10,678 restricted stock units which will become issuable within 60 days after June 28, 2013 if the director were to cease Board service on the 60th day of that period.

(10)
Includes (i) 4,977 shares of our common stock owned by Mr. Holt; (ii) 22,500 shares of our common stock subject to options which are currently exercisable or which will become exercisable within 60 days after June 28, 2013; and (iii) 10,678 restricted stock units which will become issuable within 60 days after June 28, 2013 if the director were to cease Board service on the 60th day of that period.

(11)
Includes (i) 109,182 shares of our common stock owned by Mr. Phanstiel and (ii) 10,678 restricted stock units which will become issuable within 60 days after June 28, 2013 if the director were to cease Board service on the 60th day of that period.

(12)
Includes (i) 6,997 shares of our common stock owned by Dr. Scott; (ii) 22,500 shares of our common stock subject to options which are currently exercisable or which will become exercisable within 60 days after June 28, 2013; and (iii) 10,678 restricted stock units which will become issuable within 60 days after June 28, 2013 if the director were to cease Board service on the 60th day of that period.

(13)
Includes (i) 3,967,990 shares of our common stock owned by the directors and executive officers; (ii) 1,634,497 shares of our common stock subject to options which are currently exercisable or which will become exercisable within 60 days after June 28, 2013; and (iii) 64,068 restricted stock units which will become issuable within 60 days after June 28, 2013 if the directors were to cease Board service on the 60th day of that period.

(14)
This information is derived solely from the Schedule 13G/A of BlackRock, Inc., filed February 1, 2013. The Schedule 13G/A reported that BlackRock has sole voting and dispositive power with respect to all of the reported shares. The address for BlackRock, Inc. is 40 East 52nd Street, New York, New York 10022.

(15)
This information is derived solely from the Schedule 13G of Dimensional Fund Advisors LP, filed February 11, 2013. The Schedule 13G reported that Dimensional Fund Advisors LP has sole voting power with respect to 5,601,300 of the reported shares and sole dispositive power with respect to all of the reported shares. The Schedule 13G also reported that Dimensional Fund Advisors LP furnishes investment advice to four investment companies registered under the Investment Company Act of 1940 and serves as investment manager to certain other commingled group trusts and separate accounts (collectively, the "Funds"). It further provided that the reported shares are owned by the Funds, and Dimensional Fund Advisors LP and its subsidiaries disclaim beneficial ownership thereof. The address for Dimensional Fund Advisors LP is Palisades West, Building One, 6300 Bee Cave Road, Austin, Texas 78746.

(16)
This information is derived solely from the Schedule 13G/A of the Vanguard Group, Inc., filed February 11, 2013. The Schedule 13G/A reported that the Vanguard Group has sole voting power with respect to 134,352 of the reported shares, sole dispositive power with respect to 5,123,634 of the reported shares and shared dispositive power with respect to 131,952 of the reported shares. The address for The Vanguard Group is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

(17)
This information is derived solely from the Schedule 13G/A of First Trust Portfolios LP, filed January 17, 2013. The Schedule 13G/A reported beneficial ownership through First Trust Portfolios L.P. ("First Trust Portfolios"), First Trust Advisors L.P. ("First Trust Advisors") and The Charger Corporation ("Charger" and, together with First Trust Portfolios and First Trust Advisors, "First Trust Group") of 5.5% of the shares of United Online, Inc. common stock. According to the Schedule 13G/A, as of December 31, 2012, First Trust Advisors and Charger had shared voting power with respect to 1,117,933 of the reported shares, First Trust Portfolios had shared dispositive power with respect to 3,912,008 of the reported shares, and First Trust Advisors and Charger had shared dispositive power with respect to 5,029,941 of the reported shares. The Schedule 13G/A reported that Charger is the general partner of both First Trust Portfolios and First Trust Advisors, First Trust Portfolios acts as sponsor of certain unit investment trusts which hold 3,912,008 of the reported shares, and First Trust Advisors, an affiliate of First Trust Portfolios, acts as portfolio supervisor of such trusts. The Schedule 13G/A also reported that none of Charger, First Trust Portfolios nor First Trust Advisors have the power to vote the reported shares held by such trusts. Furthermore, the Schedule 13G/A provided that the remaining 1,117,933 reported shares not held by such trusts are either held in other registered investment companies, pooled investment vehicles and/or separately managed accounts for which First Trust Advisors serves as investment advisor and/or investment sub-advisor. It also provided that each of First Trust Portfolios, First Trust Advisors and Charger disclaims beneficial ownership of the reported shares. The address for the First Trust Group is 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

        The following table shows the number of shares of our common stock that are subject to outstanding restricted stock units held by our executive officers as of June 28, 2013 but that are not otherwise scheduled to vest and become issuable within the 60-day period measured from June 28, 2013. Each restricted stock unit entitles the executive officer to one share of common stock at the time of vesting. The restricted stock units generally vest over a one- to four-year period of continued service with us.

Executive Officer	Aggregate Number of Shares Subject to RSUs
Mark R. Goldston	400,000
Neil P. Edwards	150,000
Robert S. Apatoff	186,667
Robert J. Taragan	115,000
Charles B. Ammann	150,000
Other Executive Officers	231,667

 PROCEDURAL MATTERS

Stockholder Proposals for 2014 Annual Meeting

        Stockholder proposals that are intended to be presented at our 2014 annual meeting of stockholders and included in our proxy statement relating to the 2014 annual meeting must be received by us no later than January 1, 2014, which is 120 calendar days before the anniversary of the date on which the proxy statement for the 2013 annual meeting was first distributed to the stockholders. If the date of the 2014 annual meeting is moved more than 30 days prior to, or more than 30 days after, June 13, 2014, the deadline for inclusion of proposals in our proxy statement for the 2014 annual meeting instead will be a reasonable time before we begin to print and mail our proxy materials. All stockholder proposals must be in compliance with applicable laws and regulations in order to be considered for possible inclusion in the proxy statement and form of proxy for the 2014 annual meeting.

        If a stockholder wishes to present a proposal at our 2014 annual meeting of stockholders and the proposal is not intended to be included in our proxy statement relating to the 2014 annual meeting, the stockholder must give advance notice to us prior to the deadline (the "Bylaw Deadline") for the annual meeting determined in accordance with our amended and restated bylaws ("bylaws"). Under our bylaws, in order to be deemed properly presented, the notice of a proposal must be delivered to our Corporate Secretary no later than March 15, 2014, and no earlier than February 13, 2014, which dates are 90 days and 120 days, respectively, prior to the anniversary of the date of the 2013 annual meeting.

        However, if we determine to change the date of the 2014 annual meeting so that it occurs more than 30 days prior to, or more than 30 days after, June 13, 2014, stockholder proposals intended for presentation at the 2014 annual meeting but not intended to be included in our proxy statement relating to the 2014 annual meeting must be received by our Corporate Secretary no later than the close of business on the tenth day following the day on which such notice of the date of the 2014 annual meeting is mailed or public disclosure of the date of the annual meeting is made, whichever first occurs (the "Alternate Date"). If a stockholder gives notice of such proposal after the Bylaw Deadline (or the Alternate Date, if applicable), the stockholder will not be permitted to present the proposal to the stockholders for a vote at the 2014 annual meeting. All stockholder proposals must be in the form required by our bylaws.

        If a stockholder complies with such procedures and submits the proposal before the Bylaw Deadline (or the Alternate Date, if applicable), then the holders of proxies solicited by the Board of Directors for the annual meeting of stockholders at which that proposal is submitted will not have discretionary voting power with respect to that proposal and cannot vote those proxies in the absence of specific voting instructions from the persons who gave those proxies. For information and procedures regarding a stockholder's ability to nominate directors at an annual meeting or recommend to the Nominating and Corporate Governance Committee candidates for nomination as a director at an annual meeting, see "Stockholder Recommendations for Nominations to the Board of Directors" and "Director Nominees—Stockholder Nominations of Directors" in the proxy statement for our 2013 annual meeting, filed with the SEC on April 30, 2013 and available, free of charge, on our corporate website (www.unitedonline.com) under "Investor Relations." By referring to our website, we do not incorporate the website, or any portion of the website, by reference into this proxy statement.

Stockholder Communications with Directors

        The Board of Directors has established a process to receive communications from stockholders. Stockholders may contact any member (or all members) of the Board by mail. To communicate with the Board of Directors, any individual director or any group or committee of directors, correspondence should be addressed to the Board of Directors or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent "c/o Corporate Secretary" at 21301 Burbank Boulevard, Woodland Hills, California 91367.

        All communications received as set forth in the preceding paragraph will be opened by the office of our General Counsel for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the Board or any individual, group or committee of directors, the General Counsel's office will make sufficient copies of the contents to send to the director or to each director who is a member of the group or committee to which the envelope is addressed.

OTHER MATTERS

        We do not know of any matters to be presented at the special meeting of stockholders other than those mentioned in this proxy statement. If any other matters properly come before the special meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors recommends.

BY ORDER OF THE BOARD OF DIRECTORS OF UNITED ONLINE, INC.
Charles B. Ammann Executive Vice President, General Counsel and Secretary

Woodland Hills, California
July     , 2013

 APPENDIX A

CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
UNITED ONLINE, INC.

        United Online, Inc., a Delaware corporation (the "Corporation"), does hereby certify:

          FIRST:    The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by deleting the first paragraph in Article 4 thereof and inserting the following in lieu thereof:

            The total number of shares of capital stock which the Corporation shall have authority to issue is 105,000,000 shares, divided into the following classes:

              100,000,000 shares of Common Stock having a par value of $0.0001 per share (the "Common Stock");

              5,000,000 shares of Preferred Stock having a par value of $0.0001 per share (the "Preferred Stock").

              Upon the filing of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the "Effective Time"), each 3 shares of the Corporation's Common Stock, par value $0.0001 per share, issued and outstanding or held by the Corporation as treasury stock shall, automatically and without any action on the part of the respective holder thereof, be combined and converted into one share of Common Stock, par value $0.0001 per share, of the Corporation. No fractional shares shall be issued and, in lieu thereof, the Corporation's transfer agent shall aggregate all fractional shares and sell them as soon as practicable after the Effective Time at the then prevailing prices on the open market, on behalf of those stockholders who would otherwise be entitled to receive a fractional share. After the transfer agent's completion of such sale, stockholders shall receive a cash payment from the transfer agent in an amount equal to their respective pro rata shares of the total net proceeds of that sale.

          SECOND:    The foregoing amendment was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

          IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be in its corporate name this [    •    ] day of [    •    ], 2013.

UNITED ONLINE, INC.
By:
Name:
Title:

 APPENDIX B

CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
UNITED ONLINE, INC.

        United Online, Inc., a Delaware corporation (the "Corporation"), does hereby certify:

          FIRST:    The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by deleting the first paragraph in Article 4 thereof and inserting the following in lieu thereof:

            The total number of shares of capital stock which the Corporation shall have authority to issue is 80,000,000 shares, divided into the following classes:

              75,000,000 shares of Common Stock having a par value of $0.0001 per share (the "Common Stock");

              5,000,000 shares of Preferred Stock having a par value of $0.0001 per share (the "Preferred Stock").

              Upon the filing of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the "Effective Time"), each 4 shares of the Corporation's Common Stock, par value $0.0001 per share, issued and outstanding or held by the Corporation as treasury stock shall, automatically and without any action on the part of the respective holder thereof, be combined and converted into one share of Common Stock, par value $0.0001 per share, of the Corporation. No fractional shares shall be issued and, in lieu thereof, the Corporation's transfer agent shall aggregate all fractional shares and sell them as soon as practicable after the Effective Time at the then prevailing prices on the open market, on behalf of those stockholders who would otherwise be entitled to receive a fractional share. After the transfer agent's completion of such sale, stockholders shall receive a cash payment from the transfer agent in an amount equal to their respective pro rata shares of the total net proceeds of that sale.

          SECOND:    The foregoing amendment was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

          IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be in its corporate name this [    •    ] day of [    •    ], 2013.

UNITED ONLINE, INC.
By:
Name:
Title:

 APPENDIX C

CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
UNITED ONLINE, INC.

        United Online, Inc., a Delaware corporation (the "Corporation"), does hereby certify:

          FIRST:    The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by deleting the first paragraph in Article 4 thereof and inserting the following in lieu thereof:

            The total number of shares of capital stock which the Corporation shall have authority to issue is 65,000,000 shares, divided into the following classes:

              60,000,000 shares of Common Stock having a par value of $0.0001 per share (the "Common Stock");

              5,000,000 shares of Preferred Stock having a par value of $0.0001 per share (the "Preferred Stock").

              Upon the filing of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the "Effective Time"), each 5 shares of the Corporation's Common Stock, par value $0.0001 per share, issued and outstanding or held by the Corporation as treasury stock shall, automatically and without any action on the part of the respective holder thereof, be combined and converted into one share of Common Stock, par value $0.0001 per share, of the Corporation. No fractional shares shall be issued and, in lieu thereof, the Corporation's transfer agent shall aggregate all fractional shares and sell them as soon as practicable after the Effective Time at the then prevailing prices on the open market, on behalf of those stockholders who would otherwise be entitled to receive a fractional share. After the transfer agent's completion of such sale, stockholders shall receive a cash payment from the transfer agent in an amount equal to their respective pro rata shares of the total net proceeds of that sale.

          SECOND:    The foregoing amendment was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

          IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be in its corporate name this [    •    ] day of [    •    ], 2013.

UNITED ONLINE, INC.
By:
Name:
Title:

 APPENDIX D

CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
UNITED ONLINE, INC.

        United Online, Inc., a Delaware corporation (the "Corporation"), does hereby certify:

          FIRST:    The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by deleting the first paragraph in Article 4 thereof and inserting the following in lieu thereof:

            The total number of shares of capital stock which the Corporation shall have authority to issue is 55,000,000 shares, divided into the following classes:

              50,000,000 shares of Common Stock having a par value of $0.0001 per share (the "Common Stock");

              5,000,000 shares of Preferred Stock having a par value of $0.0001 per share (the "Preferred Stock").

              Upon the filing of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the "Effective Time"), each 6 shares of the Corporation's Common Stock, par value $0.0001 per share, issued and outstanding or held by the Corporation as treasury stock shall, automatically and without any action on the part of the respective holder thereof, be combined and converted into one share of Common Stock, par value $0.0001 per share, of the Corporation. No fractional shares shall be issued and, in lieu thereof, the Corporation's transfer agent shall aggregate all fractional shares and sell them as soon as practicable after the Effective Time at the then prevailing prices on the open market, on behalf of those stockholders who would otherwise be entitled to receive a fractional share. After the transfer agent's completion of such sale, stockholders shall receive a cash payment from the transfer agent in an amount equal to their respective pro rata shares of the total net proceeds of that sale.

          SECOND:    The foregoing amendment was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

          IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be in its corporate name this [    •    ] day of [    •    ], 2013.

UNITED ONLINE, INC.
By:
Name:
Title:

 APPENDIX E

CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
UNITED ONLINE, INC.

        United Online, Inc., a Delaware corporation (the "Corporation"), does hereby certify:

          FIRST:    The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by deleting the first paragraph in Article 4 thereof and inserting the following in lieu thereof:

            The total number of shares of capital stock which the Corporation shall have authority to issue is 47,857,143 shares, divided into the following classes:

              42,857,143 shares of Common Stock having a par value of $0.0001 per share (the "Common Stock");

              5,000,000 shares of Preferred Stock having a par value of $0.0001 per share (the "Preferred Stock").

              Upon the filing of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the "Effective Time"), each 7 shares of the Corporation's Common Stock, par value $0.0001 per share, issued and outstanding or held by the Corporation as treasury stock shall, automatically and without any action on the part of the respective holder thereof, be combined and converted into one share of Common Stock, par value $0.0001 per share, of the Corporation. No fractional shares shall be issued and, in lieu thereof, the Corporation's transfer agent shall aggregate all fractional shares and sell them as soon as practicable after the Effective Time at the then prevailing prices on the open market, on behalf of those stockholders who would otherwise be entitled to receive a fractional share. After the transfer agent's completion of such sale, stockholders shall receive a cash payment from the transfer agent in an amount equal to their respective pro rata shares of the total net proceeds of that sale.

          SECOND:    The foregoing amendment was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

          IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be in its corporate name this [    •    ] day of [    •    ], 2013.

UNITED ONLINE, INC.
By:
Name:
Title:

 APPENDIX F

UNITED ONLINE, INC.
2010 EMPLOYEE STOCK PURCHASE PLAN

        I.    PURPOSE OF THE PLAN

        This Employee Stock Purchase Plan is intended to promote the interests of United Online, Inc., a Delaware corporation, by providing eligible employees with the opportunity to acquire a proprietary interest in the Corporation through participation in an employee stock purchase plan designed to qualify under Section 423 of the Code. The Plan shall be effective upon the consummation of the transactions contemplated by the Separation and Distribution Agreement between the Corporation and FTD Companies, Inc., a Delaware corporation ("FTD"), whereby the Corporation and FTD will be separated into two independent, publicly-traded companies (the date of such transaction, the "Spin-Off Date"), subject to the provisions of Section IV(E) of the Plan.

        Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

        II.    ADMINISTRATION OF THE PLAN

        The Plan Administrator shall have full authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of Code Section 423. Decisions of the Plan Administrator shall be final and binding on all parties having an interest in the Plan.

        III.    STOCK SUBJECT TO PLAN

        A.    The stock purchasable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares of Common Stock purchased on the open market. The number of shares of Common Stock reserved for issuance over the term of the Plan shall be limited to 2,500,000 shares.

        B.    Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares, spin-off transaction or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration or should the value of outstanding shares of Common Stock be substantially reduced as a result of a spin-off transaction or an extraordinary dividend or distribution, then equitable adjustments shall be made by the Plan Administrator to (i) the maximum number and class of securities issuable under the Plan, (ii) the maximum number and class of securities purchasable per Participant during any offering period and on any one Purchase Date during that offering period, (iii) the maximum number and class of securities purchasable in total by all Participants under the Plan on any one Purchase Date and (iv) the number and class of securities and the price per share in effect under each outstanding purchase right. The adjustments shall be made in such manner as the Plan Administrator deems appropriate, and such adjustments shall be final, binding and conclusive.

        IV.    OFFERING PERIODS

        A.    Shares of Common Stock shall be offered for purchase under the Plan through a series of successive offering periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated.

        B.    Unless otherwise specified by the Plan Administrator prior to the start of the applicable offering period:

            (i)  each offering period shall have a duration of twenty-four (24) months, and

           (ii)  offering periods shall commence on the first business day of May and the first business day of November each year.

        C.    The terms and conditions of each offering period may vary, and two or more offerings periods may run concurrently under the Plan, each with its own terms and conditions. In addition, special offering periods may be established with respect to entities that are acquired by the Corporation (or any subsidiary of the Corporation) or under such other circumstances as the Plan Administrator deems appropriate. In no event, however, shall the terms and conditions of any offering period contravene the express limitations and restrictions of the Plan, and the participants in each separate offering period shall have equal rights and privileges under that offering in accordance with the requirements of Section 423(b)(5) of the Code and the applicable Treasury Regulations thereunder.

        D.    Unless otherwise specified by the Plan Administrator prior to the start of the applicable offering period, each offering period shall be comprised of four successive Purchase Intervals. Purchase Intervals shall run from the first business day in May to the last business day in October each year and from the first business day in November each year to the last business day in April in the following year, unless otherwise specified by the Plan Administrator prior to the start of the applicable offering period.

        E.    Notwithstanding the foregoing, the initial offering period under the Plan shall commence on the day immediately following the Spin-Off Date. If the Spin-Off Date is prior to October 31, 2013, the initial offering period shall have a duration equal to 24 months plus the number of whole months between the Spin-Off Date through and including October 31, 2013, with the first Purchase Interval equal to the number of months in the initial offering period minus 18 months, and then three successive six-month Purchase Intervals. If the Spin-Off Date is on October 31, 2013, the initial offering period shall have a duration equal to 24 months, with four successive six-month Purchase Intervals. If the Spin-Off Date is after October 31, 2013, the initial offering period shall have a duration equal to 24 months minus the number of whole months between November 1, 2013 and the Spin-Off Date, with the first Purchase Interval equal to the number of months in the initial offering period minus 18 months, and then three successive six-month Purchase Intervals. Notwithstanding any other provision of the Plan, purchase rights granted to Participants in the initial offering period shall be subject to (a) stockholder approval of the Plan at the 2013 Special Stockholders Meeting and (b) the consummation of the transactions contemplated by the Separation and Distribution Agreement between the Corporation and FTD Companies, Inc., a Delaware corporation ("FTD"), whereby the Corporation and FTD will be separated into two independent publicly-traded companies. If such stockholder approval is not obtained and/or if such transactions are not consummated, then (i) the initial offering period, together with the Plan, shall immediately terminate, (ii) all payroll deductions collected from Participants in that offering period shall be promptly refunded, and (iii) no further offering periods shall commence under the terminated Plan.

        F.     Should the Fair Market Value per share of Common Stock on any Purchase Date within an offering period be less than the Fair Market Value per share of Common Stock on the start date of that offering period, then the individuals participating in that offering period shall, immediately after the purchase of shares of Common Stock on their behalf on such Purchase Date, be transferred from that offering period and automatically enrolled in the offering period commencing on the next business day following such Purchase Date, provided and only if the Fair Market Value per share of Common Stock on the start date of that new offering period is lower than the Fair Market Value per share of Common Stock on the start date of the offering period in which they were currently enrolled.

        V.    ELIGIBILITY

        A.    Each individual who is an Eligible Employee on the start date of an offering period under the Plan may enter that offering period only on such start date. However, an Eligible Employee may participate in only one offering period at a time.

2

        B.    The date an individual enters an offering period shall be designated his or her Entry Date for purposes of that offering period.

        C.    Each corporation that becomes a Corporate Affiliate after the Spin-Off Date shall automatically become a Participating Corporation effective as of the start date of the first offering date coincident with or next following the date on which it becomes such an affiliate, unless the Plan Administrator determines otherwise prior to the start date of that offering period.

        D.    To participate in the Plan for a particular offering period, the Eligible Employee must complete the enrollment forms prescribed by the Plan Administrator (including a stock purchase agreement and a payroll deduction authorization or other authorized form of contribution allowable for that offering period) and file such forms with the Plan Administrator (or its designate) on or before his or her scheduled Entry Date.

        VI.    PAYROLL DEDUCTIONS

        A.    For each offering period, the Plan Administrator may allow contributions to the Plan to be effected in the form of periodic payroll deductions or one or more other forms specified by the Plan Administrator prior to the start date of the applicable offering period. However, all contributions, whether in the form of payroll deductions or other mode, shall be made solely on the basis of the Participant's Cash Earnings for the offering period. Unless the Plan Administrator determines otherwise prior to the start of the applicable offering period:

            (i)  Participant contributions for each offering period shall be solely in the form of payroll deductions, and

           (ii)  the payroll deductions that each Participant may authorize for purposes of acquiring shares of Common Stock during an offering period may be in any multiple of one percent (1%) of the Cash Earnings paid to that Participant during each Purchase Interval within such offering period, up to a maximum of fifteen percent (15%), unless the Plan Administrator establishes a different maximum percentage prior to the start date of the applicable offering period.

        B.    The rate of payroll deduction or other permitted form of contribution so authorized shall continue in effect throughout the offering period, except to the extent such rate is changed in accordance with the following guidelines:

            (i)  The Participant may, at any time during the offering period, reduce the rate of his or her payroll deduction or other permitted form of contribution to become effective as soon as administratively possible after filing the appropriate form with the Plan Administrator. The Participant may not, however, effect more than one (1) such reduction per Purchase Interval.

           (ii)  The Participant may, at any time during the offering period, increase the rate of his or her payroll deduction or other permitted form of contribution (up to the maximum percentage limit for that offering period) to become effective as soon as administratively possible after filing the appropriate form with the Plan Administrator. The Participant may not, however, effect more than one (1) such increase per Purchase Interval.

          (iii)  The Participant may at any time reduce his or her rate of payroll deduction under the ESPP or other form of permitted contribution to 0%. Such reduction shall become effective as soon as administratively practicable following the filing of the appropriate form with the Plan Administrator. The Participant's existing payroll deductions or other permitted contribution for the Purchase Interval in which such reduction occurs shall be applied to the purchase of shares of Common Stock on the next scheduled Purchase Date.

        C.    Payroll deductions shall begin on the first pay day administratively feasible following the Participant's Entry Date into the offering period and shall (unless sooner terminated by the Participant)

3

continue through the pay day ending with or immediately prior to the last day of that offering period. To the extent the Plan Administrator authorizes other forms of contributions for an offering period, those permitted contributions shall be collected in the manner specified by the Plan Administrator for that offering period. The payroll deductions or other permitted forms of contribution so collected shall be credited to the Participant's book account under the Plan, but no interest shall be paid on the balance from time to time outstanding in such account, unless otherwise required by the terms of that offering period. Unless the Plan Administrator determines otherwise prior to the start of the applicable offering period, the amounts collected from the Participant shall not be required to be held in any segregated account or trust fund and may be commingled with the general assets of the Corporation and used for any corporate purpose.

        D.    Payroll deductions or other permitted form of contribution shall automatically cease upon the termination of the Participant's purchase right in accordance with the provisions of the Plan. The Participant's acquisition of Common Stock under the Plan on any Purchase Date shall neither limit nor require the Participant's acquisition of Common Stock on any subsequent Purchase Date, whether within the same or a different offering period.

        VII.    PURCHASE RIGHTS

        A.    Grant of Purchase Right.    A Participant shall be granted a separate purchase right for each offering period in which he or she participates. The purchase right shall be granted on the Participant's Entry Date into the offering period. Unless the Plan Administrator determines otherwise prior to the start date of the applicable offering period and subject to the limitations of Article VIII below, each purchase right granted for an offering period shall provide the Participant with the right to purchase up to 3,750 shares of Common Stock on each Purchase Date within that offering period for a maximum of 15,000 shares of Common Stock for an offering period comprised of four Purchase Intervals. The Participant shall execute a stock purchase agreement embodying such terms and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

        Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or any Corporate Affiliate.

        B.    Exercise of the Purchase Right.    Each purchase right shall be automatically exercised in installments on each successive Purchase Date within the offering period, and shares of Common Stock shall accordingly be purchased on behalf of each Participant (other than Participants whose payroll deductions or other contributions have previously been refunded pursuant to the Termination of Purchase Right provisions below) on each such Purchase Date. The purchase shall be effected by applying the Participant's payroll deductions or other form of contribution for the Purchase Interval ending on such Purchase Date to the purchase of whole shares of Common Stock at the purchase price in effect for the Participant for that Purchase Date.

        C.    Purchase Price.    The purchase price per share at which Common Stock will be purchased on the Participant's behalf on each Purchase Date within the offering period will be established by the Plan Administrator prior to the start of that offering period, but in no event shall such purchase price be less than eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the Participant's Entry Date into that offering period or (ii) the Fair Market Value per share of Common Stock on that Purchase Date.

4

        D.    Number of Purchasable Shares.    The number of shares of Common Stock purchasable by a Participant on each Purchase Date during the offering period shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions or other permitted form of contribution during the Purchase Interval ending with that Purchase Date by the purchase price in effect for the Participant for that Purchase Date. However, the maximum number of shares of Common Stock purchasable per Participant on any one Purchase Date shall not exceed 3,750 shares, subject to periodic adjustments in the event of certain changes in the Corporation's capitalization. In addition, the maximum number of shares of Common Stock purchasable in total by all Participants on any one Purchase Date shall not exceed 900,000 shares, subject to periodic adjustments in the event of certain changes in the Corporation's capitalization. However, the Plan Administrator shall have the discretionary authority, exercisable prior to the start of any offering period under the Plan, to increase or decrease the limitations to be in effect for the number of shares purchasable per Participant (and the corresponding maximum number of shares purchasable per Participant for that offering period) and in total by all Participants on each Purchase Date within that offering period.

        E.    Excess Payroll Deductions/Contributions.    Any payroll deductions or other permitted form of contribution not applied to the purchase of shares of Common Stock on any Purchase Date because they are not sufficient to purchase a whole share of Common Stock shall be held for the purchase of Common Stock on the next Purchase Date. However, any payroll deductions or other permitted form of contribution not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable per Participant or in the aggregate on the Purchase Date shall be promptly refunded.

        F.    Suspension of Payroll Deductions/Contributions.    In the event that a Participant is, by reason of the accrual limitations in Article VIII, precluded from purchasing additional shares of Common Stock on one or more Purchase Dates during the offering period in which he or she is enrolled, then no further payroll deductions or other form of contribution permitted for that offering period shall be collected from such Participant with respect to those Purchase Dates. The suspension of such deductions or contributions shall not terminate the Participant's purchase right for the offering period in which he or she is enrolled, and payroll deductions or other permitted form of contribution shall automatically resume on behalf of such Participant once he or she is again able to purchase shares during that offering period in compliance with the accrual limitations of Article VIII.

        G.    Termination of Purchase Right.    The following provisions shall govern the termination of outstanding purchase rights:

            (i)  A Participant may withdraw from the offering period in which he or she is enrolled by filing the appropriate form with the Plan Administrator (or its designate) at any time prior to the next scheduled Purchase Date in that offering period, and no further payroll deductions or other permitted form of contribution shall be collected from the Participant with respect to the offering period. Any payroll deductions or other permitted contributions collected during the Purchase Interval in which such withdrawal occurs shall, at the Participant's election, be immediately refunded or held for the purchase of shares on the next Purchase Date. If no such election is made at the time of such withdrawal, then the payroll deductions or other permitted form of contribution collected with respect to the Purchase Interval in which such withdrawal occurs shall be refunded as soon as possible.

           (ii)  The Participant's withdrawal from the offering period shall be irrevocable, and the Participant may not subsequently rejoin that offering period. In order to resume participation in any subsequent offering period, such individual must re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before his or her scheduled Entry Date into that offering period.

5

          (iii)  Should the Participant cease to remain an Eligible Employee for any reason (including death, disability or change in status) while his or her purchase right remains outstanding, then that purchase right shall immediately terminate, and all of the Participant's payroll deductions or other permitted contributions for the Purchase Interval in which the purchase right so terminates shall be immediately refunded. However, should the Participant cease to remain in active service by reason of an approved unpaid leave of absence, then the Participant shall have the right, exercisable up until the last business day of the Purchase Interval in which such leave commences, to (a) withdraw all the payroll deductions or other permitted contributions collected to date on his or her behalf for that Purchase Interval or (b) have such funds held for the purchase of shares on his or her behalf on the next scheduled Purchase Date. In no event, however, shall any further payroll deductions or other permitted form of contribution be collected on the Participant's behalf during such leave. Upon the Participant's return to active service (x) within three (3) months following the commencement of such leave or (y) prior to the expiration of any longer period for which such Participant is provided with reemployment rights by statute or contract, his or her payroll deductions or other permitted form of contribution under the Plan shall automatically resume at the rate in effect at the time the leave began, unless the Participant withdraws from the Plan prior to his or her return. An individual who returns to active employment following a leave of absence which exceeds in duration the applicable (x) or (y) time period will be treated as a new Employee for purposes of subsequent participation in the Plan and must accordingly re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before his or her scheduled Entry Date into the offering period.

        H.    Change in Control.    Each outstanding purchase right shall automatically be exercised, immediately prior to the effective date of any Change in Control, by applying the payroll deductions or other permitted contributions of each Participant for the Purchase Interval in which such Change in Control occurs to the purchase of whole shares of Common Stock at the purchase price per share in effect for that Purchase Internal pursuant to the Purchase Price provisions of Paragraph C of this Article VII. However, the applicable limitation on the number of shares of Common Stock purchasable per Participant shall continue to apply to any such purchase, but not the limitation applicable to the maximum number of shares of Common Stock purchasable in total by all Participants.

        The Corporation shall use reasonable efforts to provide at least ten (10)-days prior written notice of the occurrence of any Change in Control, and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights prior to the effective date of the Change in Control.

        I.    Proration of Purchase Rights.    Should the total number of shares of Common Stock to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions or other permitted form of contribution of each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded.

        J.    ESPP Broker Account.    The shares purchased on behalf of each Participant shall be deposited directly into a brokerage account which the Corporation shall establish for the Participant at a Corporation-designated brokerage firm. The account will be known as the ESPP Broker Account. Except as otherwise provided below, the deposited shares may not be transferred (either electronically or in certificate form) from the ESPP Broker Account until the later of the following two periods: (i) the end of the two (2)-year period measured from the Participant's Entry Date into the offering period in which the shares were purchased and (ii) the end of the one (1)-year measured from the actual purchase date of those shares. Such limitation shall apply both to transfers to different accounts with the same ESPP broker and to transfers to other brokerage firms. Any shares held for the required

6

holding period may be transferred (either electronically or in certificate form) to other accounts or to other brokerage firms.

        The foregoing procedures shall not in any way limit when the Participant may sell his or her shares. Those procedures are designed solely to assure that any sale of shares prior to the satisfaction of the required holding period is made through the ESPP Broker Account. In addition, the Participant may request a stock certificate or share transfer from his or her ESPP Broker Account prior to the satisfaction of the required holding period should the Participant wish to make a gift of any shares held in that account. However, shares may not be transferred (either electronically or in certificate form) from the ESPP Broker Account for use as collateral for a loan, unless those shares have been held for the required holding period.

        The foregoing procedures shall apply to all shares purchased by the Participant under the Plan, whether or not the Participant continues in Employee status.

        K.    Assignability.    The purchase right shall be exercisable only by the Participant and shall not be assignable or transferable by the Participant.

        L.    Stockholder Rights.    A Participant shall have no stockholder rights with respect to the shares subject to his or her outstanding purchase right until the shares are purchased on the Participant's behalf in accordance with the provisions of the Plan and the Participant has become a holder of record of the purchased shares.

        VIII.    ACCRUAL LIMITATIONS

        A.    No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under the Plan if and to the extent such accrual, when aggregated with (i) rights to purchase Common Stock accrued under any other purchase right granted under the Plan and (ii) similar rights accrued under other employee stock purchase plans (within the meaning of Code Section 423) of the Corporation or any Corporate Affiliate, would otherwise permit such Participant to purchase more than Twenty-Five Thousand Dollars ($25,000.00) worth of stock of the Corporation or any Corporate Affiliate (determined on the basis of the Fair Market Value per share on the date or dates such rights are granted) for each calendar year such rights are at any time outstanding.

        B.    For purposes of applying such accrual limitations to the purchase rights granted under the Plan, the following provisions shall be in effect:

            (i)  The right to acquire Common Stock under each outstanding purchase right shall accrue in a series of installments on each successive Purchase Date during the offering period on which such right remains outstanding.

           (ii)  No right to acquire Common Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire Common Stock under one or more other purchase rights at a rate equal to Twenty-Five Thousand Dollars ($25,000.00) worth of Common Stock (determined on the basis of the Fair Market Value per share on the date or dates of grant) for each calendar year such rights were at any time outstanding.

        C.    If by reason of such accrual limitations, any purchase right of a Participant does not accrue for a particular Purchase Interval, then the payroll deductions or other permitted form of contribution which the Participant made during that Purchase Interval with respect to such purchase right shall be promptly refunded.

        D.    In the event there is any conflict between the provisions of this Article VIII and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article VIII shall be controlling.

7

        IX.    EFFECTIVE DATE AND TERM OF THE PLAN

        A.    The Plan shall become effective for the offering period commencing on the Effective Date; provided, however, that (i) the purchase rights for that initial offering period shall be subject to the provisions of Paragraph E of Article IV and (ii) no purchase rights granted under the Plan shall be exercised, and no shares of Common Stock shall be issued hereunder, until the Corporation shall have complied with all applicable requirements of the 1933 Act (including the registration of the shares of Common Stock issuable under the Plan on a Form S-8 registration statement filed with the Securities and Exchange Commission), all applicable listing requirements of any Stock Exchange (or the Nasdaq Stock Market, if applicable) on which the Common Stock is listed for trading and all other applicable requirements established by law or regulation.

        B.    Unless sooner terminated by the Board, the Plan shall terminate upon the earliest of (i) the last business day in April 2020, (ii) the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan or (iii) the date on which all purchase rights are exercised in connection with a Change in Control. No further purchase rights shall be granted or exercised, and no further payroll deductions or other forms of contribution shall be collected, under the Plan following such termination.

        X.    AMENDMENT OF THE PLAN

        A.    The Board may alter or amend the Plan at any time to become effective as of the start date of the next offering period thereafter under the Plan. In addition, the Board may suspend or terminate the Plan at any time to become effective immediately following the close of any subsequent Purchase Interval.

        B.    In no event may the Board effect any of the following amendments or revisions to the Plan without the approval of the Corporation's stockholders: (i) increase the number of shares of Common Stock issuable under the Plan, except for permissible adjustments in the event of certain changes in the Corporation's capitalization or (ii) modify the eligibility requirements for participation in the Plan.

        XI.    GENERAL PROVISIONS

        A.    All costs and expenses incurred in the administration of the Plan shall be paid by the Corporation; however, each Plan Participant shall bear all costs and expenses incurred by such individual in the sale or other disposition of any shares purchased under the Plan.

        B.    Nothing in the Plan shall confer upon the Participant any right to continue in the employ of the Corporation or any Corporate Affiliate for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Corporate Affiliate employing such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person's employment at any time for any reason, with or without cause.

        C.    The provisions of the Plan shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

8

 Schedule A

        Corporations Participating in
the United Online, Inc.
2010 Employee Stock Purchase Plan

Juno Internet Services, Inc.
NetZero, Inc.
United Online Advertising Network, Inc.
Memory Lane, Inc.
MyPoints.com, Inc.
CMC Services, Inc.

 APPENDIX

        The following definitions shall be in effect under the Plan:

        A.    Board shall mean the Corporation's Board of Directors.

        B.    Cash Earnings shall mean (i) the regular base salary paid to a Participant by one or more Participating Companies during such individual's period of participation in one or more offering periods under the Plan and (ii) any overtime payments, bonuses, commissions, profit-sharing distributions and other incentive-type payments received during such period. Cash Earnings shall be calculated before deduction of (A) any income or employment tax withholdings or (B) any contributions made by the Participant to any Code Section 401(k) salary deferral plan or Code Section 125 cafeteria benefit program now or hereafter established by the Corporation or any Corporate Affiliate. Cash Earnings shall not include any contributions made on the Participant's behalf by the Corporation or any Corporate Affiliate to any employee benefit or welfare plan now or hereafter established (other than Code Section 401(k) or Code Section 125 contributions deducted from such Cash Earnings).

        C.    Change in Control shall mean a change in ownership of the Corporation pursuant to any of the following transactions:

            (i)  a merger, consolidation or other reorganization approved by the Corporation's stockholders in which a change in ownership or control of the Corporation is effected through the acquisition by any person or group of persons comprising a "group" within the meaning of Rule 13d-5(b)(1) of the 1934 Act (other than the Corporation or a person that, prior to such transaction, directly or indirectly controls, is controlled by or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities (as measured in terms of the power to vote with respect to the election of Board members),

           (ii)  a sale, transfer or other disposition of all or substantially all of the Corporation's assets,

          (iii)  the closing of any transaction or series of related transactions pursuant to which any person or any group of persons comprising a "group" within the meaning of Rule 13d-5(b)(1) of the 1934 Act (other than the Corporation or a person that, prior to such transaction or series of related transactions, directly or indirectly controls, is controlled by or is under common control with, the Corporation) acquires directly or indirectly (whether as a result of a single acquisition or by reason of one or more acquisitions within the twelve (12)-month period ending with the most recent acquisition) beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's securities (as measured in terms of the power to vote with respect to the election of Board members) outstanding immediately after the consummation of such transaction or series of related transactions, whether such transaction involves a direct issuance from the Corporation or the acquisition of outstanding securities held by one or more of the Corporation's existing stockholders,

          (iv)  a merger, recapitalization, consolidation, or other transaction to which the Corporation is a party or the sale, transfer or other disposition of all or substantially all of the Corporation's assets if, in either case, the members of the Board immediately prior to consummation of the transaction do not, upon consummation of the transaction, constitute at least a majority of the board of directors of the surviving entity or the entity acquiring the Corporation's assets, as the case may be, or a parent thereof, or

           (v)  a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases for any reason to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination, but excluding for purposes of both clauses (A) and (B) any person appointed or elected to the Board in connection with an actual or threatened proxy contest for Board membership or any other actual or threatened solicitation of proxies for the election of Board members.

        D.    Code shall mean the Internal Revenue Code of 1986, as amended.

        E.    Common Stock shall mean the Corporation's common stock.

        F.     Corporate Affiliate shall mean any parent or subsidiary corporation of the Corporation (as determined in accordance with Code Section 424), whether now existing or subsequently established.

        G.    Corporation shall mean United Online, Inc., a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of United Online, Inc., which shall assume the Plan.

        H.    Effective Date shall be the Spin-Off Date, subject to the provisions of Section IV(E) of the Plan. Any Corporate Affiliate that becomes a Participating Corporation after such Effective Date shall designate a subsequent Effective Date with respect to its employee-Participants.

        I.      Eligible Employee shall mean any person who is employed by a Participating Corporation on a basis under which he or she is regularly expected to render more than twenty (20) hours of service per week for more than five (5) months per calendar year for earnings that are considered wages under Code Section 3401 (a); provided, however, that the Plan Administrator may, prior to the start of the applicable offering period, waive one or both of the twenty (20) hour and five (5) month service requirements.

        J.     Entry Date shall mean the date an Eligible Employee first commences participation in the offering period in effect under the Plan. The earliest Entry Date under the Plan shall be the Effective Date.

        K.    Fair Market Value per share of Common Stock on any relevant date shall be the closing price per share of Common Stock at the close of regular trading hours (i.e., before after-hours trading begins) on the date in question on the Stock Exchange serving as the primary market for the Common Stock, as such price is reported by the National Association of Securities Dealers (if primarily traded on the Nasdaq Global or Global Select Market) or as officially quoted in the composite tape of transactions on any other Stock Exchange on which the Common Stock is then primarily traded. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

        L.     1933 Act shall mean the Securities Act of 1933, as amended.

        M.    1934 Act shall mean the Securities Exchange Act of 1934, as amended.

        N.    Participant shall mean any Eligible Employee of a Participating Corporation who is actively participating in the Plan.

        O.    Participating Corporation shall mean the Corporation and such Corporate Affiliate or Affiliates as may be authorized from time to time by the Board to extend the benefits of the Plan to their Eligible Employees. The Participating Corporations in the Plan are listed in attached Schedule A.

        P.     Plan shall mean the United Online, Inc. 2010 Employee Stock Purchase Plan, as set forth in this document.

        Q.    Plan Administrator shall mean the committee of two (2) or more Board members appointed by the Board to administer the Plan.

        R.    Purchase Date shall mean the last business day of each Purchase Interval.

        S.     Purchase Interval shall mean each successive six (6)-month period within the offering period at the end of which there shall be purchased shares of Common Stock on behalf of each Participant; provided, however, that the Plan Administrator may, prior to the start of the applicable offering period, designate a different duration for the Purchase Intervals within that offering period.

        T.     Stock Exchange shall mean the American Stock Exchange, the Nasdaq Global or Global Select Market or the New York Stock Exchange.

UNITED ONLINE

UNITED ONLINE, INC.
21301 BURBANK BLVD.
WOODLAND HILLS, CA 91367

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 1 1 OF 2

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Pacific Time on September __, 2013. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

02 0000000000

The Board of Directors recommends you vote FOR proposals 1, 2 and 3.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	JOB #	Signature (Joint Owners)	Date

SHARES
CUSIP #
SEQUENCE #

0000182851_1 R1.0.0.51160

United Online, Inc. Proxy
United Online, Inc. Special Meeting of Stockholders
September __, 2013
This Proxy is Solicited on Behalf of the Board of Directors of United Online, Inc.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com .

UNITED ONLINE, INC.
Special Meeting of Stockholders
September __, 2013
[10:30 A.M.], Pacific Time

This Proxy is solicited on behalf of the Board of Directors of United Online, Inc.

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of Special Meeting of Stockholders to be held on September __, 2013 and the Proxy Statement, and appoints Charles B. Ammann and Neil P. Edwards and each of them, the Proxy of the undersigned, with full power of substitution, for and in the name of the undersigned, to vote all shares of common stock, par value $0.0001 per share, of United Online, Inc., a Delaware corporation, that the undersigned would be entitled to vote at the Special Meeting of Stockholders of United Online, Inc. to be held on September __, 2013 at [10:30 A.M.] Pacific Time at our principal executive offices located at 21301 Burbank Boulevard, Woodland Hills, CA 91367, or at any and all adjournments and postponements thereof, with the same force and effect as the undersigned might or could do if personally present thereat.

The Board of Directors recommends a vote FOR proposals 1, 2 and 3. This Proxy, when properly executed, will be voted as specified by the undersigned on the reverse side. IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSALS 1, 2 AND 3 SET FORTH ON THE REVERSE SIDE AND, IN THE DISCRETION OF THE PROXY HOLDERS, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

(Continued and to be marked, dated and signed on the other side)

0000182851_2 R1.0.0.51160

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MATTERS TO BE CONSIDERED AT SPECIAL MEETING
PROPOSAL ONE: AUTHORIZATION OF THE BOARD OF DIRECTORS TO EFFECT A REVERSE STOCK SPLIT
PROPOSAL TWO: APPROVAL OF A CORRESPONDING AMENDMENT TO UNITED ONLINE'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
PROPOSAL THREE: APPROVAL OF 2010 EMPLOYEE STOCK PURCHASE PLAN
OWNERSHIP OF SECURITIES
PROCEDURAL MATTERS
OTHER MATTERS
  APPENDIX A
CERTIFICATE OF AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF UNITED ONLINE, INC.
  APPENDIX B
CERTIFICATE OF AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF UNITED ONLINE, INC.
  APPENDIX C
CERTIFICATE OF AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF UNITED ONLINE, INC.
  APPENDIX D
CERTIFICATE OF AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF UNITED ONLINE, INC.
  APPENDIX E
CERTIFICATE OF AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF UNITED ONLINE, INC.
  APPENDIX F
UNITED ONLINE, INC. 2010 EMPLOYEE STOCK PURCHASE PLAN
Schedule A
APPENDIX